SCHEDULE 14C INFORMATION

        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

Check the appropriate box:

[ ]      Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]      Definitive Information Statement

                          ANGELCITI ENTERTAINMENT, INC.
                  (Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         [ ]      Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                          ANGELCITI ENTERTAINMENT, INC.
                              9000 Sheridan Street
                                     Suite 7
                            Pembroke Pines, FL 33024

DEAR STOCKHOLDER:

         We are writing to advise you that AngelCiti Entertainment, Inc. will exchange all of our shares of Common Stock we own in Worldwide Management, S.A., our wholly-owned subsidiary, with iChance International, Inc. for 21,000,000 shares of iChance's Common Stock, after iChance effects a 4-for-1 reverse split of its common stock (leaving 2,840,000 shares of iChance's common stock issued and outstanding, post split), which represents an approximate 87.9% interest in iChance. A copy of the Share Exchange Agreement is attached as Exhibit A to this Information Statement. Our stockholders who have not consented to the transaction are entitled to exercise dissenter's rights pursuant to Nevada Revised Statutes 92A.300-92A.500, a copy of which is attached as Exhibit B.

         Our Board of Directors and certain of our stockholders owning approximately 58.4% of our outstanding common stock as of the record date of October 31, 2002 have approved the share exchange after carefully considering it and concluding that approving the Share Exchange Agreement was in the best interest of our company and our stockholders. The Share Exchange Agreement will be effective December 24, 2002 which is 20 days after the date this information statement is first mailed to our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         No action is required by you, unless you want to exercise your dissenter's rights. The accompanying Information Statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. If you wish to dissent to the share exchange, information on how to exercise the dissenter's rights granted to you under Nevada law is contained in this Information Statement. This Information Statement is first mailed to you on or about December 4, 2002.

         Please feel free to call us at 800-230-2249 should you have any questions on the enclosed information statement. We thank you for your continued interest in AngelCiti Entertainment.

                                              For the Board of Directors of
                                              ANGELCITI ENTERTAINMENT, INC.

                                              /s/ LAWRENCE S. HARTMAN
                                              Lawrence S. Hartman, CEO

                          ANGELCITI ENTERTAINMENT, INC.

                              9000 Sheridan Street
                                     Suite 7
                            Pembroke Pines, FL 33024

                              INFORMATION STATEMENT

                       WE ARE NOT ASKING YOU FOR A PROXY,
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         This Information Statement is being furnished to the stockholders of AngelCiti Entertainment, Inc. in connection with the execution of the Share Exchange Agreement between AngelCiti, Worldwide Management, S.A., our wholly owned subsidiary, and iChance International, Inc. This Information Statement has been prepared by our management.

         "We," "us," "our," "AngelCiti" and the "Company" refer to AngelCiti Entertainment, Inc., a Nevada corporation. Worldwide Management refers to Worldwide Management, S.A., a Costa Rican company. "iChance" refers to iChance International, Inc. , a Nevada corporation. The Share Exchange Agreement is sometimes referred to as the "Exchange Agreement" and the transaction contemplated thereby is sometimes referred to as the "Exchange."

                               SUMMARY TERM SHEET

         Under the terms of the Exchange Agreement, we will exchange all of our common stock in Worldwide Management for 21,000,000 shares of common stock of iChance, amounting to approximately 87.9% of iChance after the Exchange and after IChance effects a 4-for-1 reverse split of its common stock, leaving 2,840,000 shares of iChance's common stock issued and outstanding. iChance is a gaming software company based in Phoenix, Arizona that currently has the North American licensing rights to the use of software designed by Software Ventures, Inc. iChance's common stock is quoted on the OTCBB under the symbol ICIE. A copy of the Share Exchange Agreement is attached hereto as Exhibit A. On November 12, 2002 the current officers and directors of iChance resigned and new officers and directors selected by AngelCiti were appointed. These individuals are not members of our management, but are stockholders in our Company.

         Worldwide Management is our only source of revenues at the present time. Following the closing of the Exchange Agreement, Worldwide Management will become a wholly-owned subsidiary of iChance. As such, we will no longer directly derive any revenues or directly incur any expenses in connection with its operations. The shares of iChance we receive in the Exchange will represent our sole asset after the closing of the Exchange. We intend to retain the shares of common stock of iChance as an asset of AngelCiti and we do not have any present intentions to distribute those shares as a dividend to our stockholders. While we will be a principal shareholder of iChance, notwithstanding the appointment of officers and directors of our choosing, we will not directly control iChance's ongoing management nor be involved in its day-to-day operations.

                                     GENERAL

         On October 30, 2002 our Board of Directors approved the Exchange Agreement and recommended its approval by our stockholders. Pursuant to Section
78.565 of the Nevada Revised Statutes, the Exchange is required to be approved by a majority of our stockholders. This approval could be obtained either by the written consent of the holders of a majority of our issued and outstanding voting securities, or it could be considered by our stockholders at a special stockholders' meeting convened for the specific purpose of approving the Exchange. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our common stock. The elimination of the need for a special meeting of stockholders to approve the Exchange is made possible by Section 78.320 of the Nevada Revised Statutes which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. The record date established by us for purposes of determining the number of outstanding shares of our common stock entitled to vote on the Exchange was October 30, 2002 (the "Record Date").

         On October 31, 2002 Lawrence Hartman, our CEO and a director, Kailuamana SA, RLG Capital Holding Group LTDA, Global Asset Advisors LTDA and Wye & Whalsay Ltd., which own in the aggregate 14,340,000 shares of our common stock, representing approximately 58.4% of our outstanding common stock, approved the Exchange Agreement by written consent. The Exchange will be effective 20 days after the date this Information Statement is first mailed to our stockholders. No further vote of our stockholders is required.

         The date on which this Information Statement was first sent to stockholders is on or about December 4, 2002. Pursuant to Nevada Law, we are required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. Inasmuch as we will have provided this Information Statement to our stockholders of record on the Record Date, no additional action will be undertaken pursuant to such written consent. Stockholders of record on the Record Date who did not consent to the Exchange are entitled to dissenter's rights under Nevada law. These rights, and the mechanism to exercise them, are discussed in this Information Statement under "Exchange of Shares of Worldwide Management, SA for shares of iChance International, Inc. - Dissenter's Rights" on page 9 of this Information Statement.

         The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

         Our Business

         Through our wholly-owned subsidiary, Worldwide Management, we offer software-based games of chance and sports wagering facilities on a worldwide basis through the Internet. We use state-of-the-art casino gaming and sports book software under a license arrangement with a casino software development company. We launched our internet gaming operations on April 1, 2002.

         Our on-line casino software is operated on company-owned servers that are housed in our Costa Rica office. The hosting of our casino site and maintenance of our equipment are provided by third party vendors. The use of third party vendors for such services helps us minimize our ongoing payroll expense.

         We are subject to applicable laws in the jurisdictions in which we operate and offer services. Our online casino operations are conducted in accordance with the laws of the country of Costa Rica, where there is currently no gaming license requirement. While some jurisdictions have attempted to restrict or prohibit Internet gaming, other jurisdictions, such as several Caribbean countries, Australia and certain Native American territories, have taken the position that Internet gaming is legal and/or have adopted or are in the process of reviewing legislation to regulate Internet gaming in such jurisdictions. As companies and consumers involved in Internet gaming are located around the globe, there is uncertainty regarding exactly which government has jurisdiction or authority to regulate or legislate with respect to various aspects of the industry. Furthermore, it may be difficult to identify or differentiate gaming-related transactions from other Internet activities and link those transmissions to specific users, in turn making enforcement of legislation aimed at restricting Internet gaming activities difficult.

         Contact Information

         Our principal executive offices are located at 9000 Sheridan Street, Suite 7, Pembroke Pines, FL 33024. Our telephone number is (800) 230-2249.

                      OUTSTANDING VOTING STOCK OF ANGELCITI

         As of the Record Date, there were 24,566,333 shares of our common stock outstanding, which constitutes the sole class of our voting securities. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders. The following table sets forth common stock ownership information as of the Record Date with respect to:

         * each person known to us to be the beneficial owner of more than 5% of our common stock;

         *        each of our directors; and

         *        all of our directors and executive officers as a group.


         A person is deemed to be the beneficial owner of securities that can be acquired by such a person within 60 days from Record Date, upon exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such a person (but not those held by any other person) and are exercisable within 60 days from that date have been exercised. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our voting securities beneficially owned by them.

         Name of                                   Shares Beneficially Owned
         Beneficial Owner                          Number           Percent

         Lawrence Hartman(1)                       9,040,000         36.8%

         Arnie Malenenko(2)                        2,800,000         11.4%

         Kailuamana, SA(3)                         2,500,000         10.2%

         Wye & Whalsay, Ltd.(4)                    2,000,000          8.1%

         Lawrence H. Fox(5)                          320,000          1.3%

         Carl Ceragno(6)                             240,000          1.0%

         All officers and directors
         as a group (three persons)                9,600,000         39.1%

(1) Mr. Hartman is our CEO and his business address is 9000 Sheridan Street, Suite 7, Pembroke Pines, FL 33024.

(2) Mr. Malenenko's business address is 3840 W. Hillsboro Blvd., Deerfield, FL 33442

(3) Kailuamana, SA's address is Oficentro La Sabana, Edificio #1, Piso #3, San Jose, Costa Rica. Mr. George Guttierez is the control person of Kailuamana, S.A.

(4) Wye & Whalsay Ltd.'s address is Interlink 1159, 7801 NW 37th Street, Miami, FL 33106. Mr. George Guttierez is the control person of Wye & Whalsay Ltd.

(5) Mr. Fox is a member of our Board of Directors and his business address is 708 Third Avenue, 24th Floor, New York, NY 10017.

(6) Mr. Ceragno is a member of our Board of Directors and his business address is 67 Ramapo Valley Road, Suite 103, Mahwah, NJ 07430.

                 EXCHANGE OF SHARES OF WORLDWIDE MANAGEMENT, SA
                    FOR SHARES OF ICHANCE INTERNATIONAL, INC.

         On October 30, 2002, our Board of Directors voted unanimously to approve and recommend that our stockholders approve the Exchange pursuant to which 100% of the shares of common stock held by us in Worldwide Management will be exchanged for 21,000,000 shares of common stock of iChance. Our ownership interest will represent approximatley 87.9% of iChance after the Exchange and the effect of a 4-for-1 reverse split by iChance. We intend to retain the shares of common stock of iChance as an asset of AngelCiti and we do not have any present intentions to distribute those shares as a dividend to our stockholders.

         Description of the Business of iChance

         iChance is a gaming software company that currently has the North American licensing rights to the use of software designed by Software Ventures, Inc. ("SVI"). SVI is currently a principal stockholder of iChance. In connection with the Exchange Agreement and as further inducement for us to enter into the Exchange Agreement, SVI has agreed to enter into a Software Licensing Agreement with Worldwide Management, and to expand the license to include global licensing rights to the SVI software, at rates materially below those available currently on the open market.

         Management of iChance

         The current directors and executive officers of iChance are set forth below:

         Name                   Age           Position

         George Guttierez       39            President and Director
         Dean Ward              40            Treasurer, Secretary and Director

         Mr. Guttierez has served as president of Commercial LT Baroda, SA
(CLTB) since April of 1998. CLTB is a data processing company in the gaming industry, providing call center set-up, 24-hour customer service, and general operations management. Mr. Guttierez is responsible for general operations of CLTB as its senior executive officer. Mr. Guttierez has served as the CEO of Kailuamana SA, a company which provides investment banking services to Latin clientele, since November 1999. Kaliuamana, SA is a principal stockholder of AngelCiti and consented to the Exchange Agreement.

         Mr. Ward has served as the treasurer of Commercial LT Baroda, SA (CLTB) since April of 1998. CLTB is a data processing company in the gaming industry, providing call center set-up, 24-hour customer service, and general operations management. Mr. Ward handles the day-to-day money management and accounting functions for CLTB. Since January of 2001 he has also served as President and is a shareholder of Capital Holdings Group Worldwide Limited, an investment group, handling its day-to-day operations. Capital Holdings Group Worldwide Limited is a stockholder of AngelCiti and was one of the stockholders which consented to the Exchange Agreement.

         Terms of the Exchange

         Under the terms of the Exchange Agreement, on the closing date we will exchange 100% of the issued and outstanding Common Stock of Worldwide Management which we currently own for 21,000,000 shares of the Common Stock of iChance. Prior to the closing, there are 11,360,000 shares of iChance's Common Stock (which represents its sole class of securities) issued and outstanding. After the effect of a 4-for-1 reverse split there will be 2,840,000 shares of iChance's common stock issued and outstanding. After the Exchange, and giving effect to the 4-for-1 reverse split, the shares we receive in the Exchange will represent approximately 87.9% of iChance's then issued and outstanding Common Stock.

         Each party to the Exchange pays their own expenses in the proposed transaction , except the cost for this Information Statement will be borne by AngelCiti. The Exchange is designed to be a tax-free transaction under the Internal Revenue Code of 1987, as amended. After the Exchange, we will retain the iChance securities as our sole asset. We have no present intention to distribute those securities to our stockholders as a dividend or otherwise. The iChance securities we receive will be "restricted securities" as that term is defined in the Securities Act of 1933, as amended. We were not granted registration rights for the shares we are receiving. As such, our ability to sell or otherwise transfer these shares is restricted absent registration of the shares under the Securities Act of 1933 or the availability of an applicable exemption therefrom. Our ability to resell the shares in the market is also limited by our compliance with Rule 144 adopted under the Securities Act of 1933. In general, Rule 144 permits a stockholder who has owned restricted shares for at least one year to sell without registration, within a three month period, up to one percent of our then outstanding common stock.

         The Exchange Agreement provides for the satisfaction of certain conditions precedent prior to the closing of the Exchange, including:


         * all of iChance's current officers and directors have resigned on November 12, 2002 and new officers and directors of our choosing were appointed. Please see "Management of iChance" above for a discussion of the individuals we have designated to serve as iChance's officers and directors following the closing of the Exchange;

         * each party shall have received such consents and approvals from third parties as are necessary. This Information Statement describes elsewhere herein the consent of our board of directors and a majority of our stockholders to the Exchange. Other than this consent, we do not require the approval of any third party to consummate the Exchange. iChance requires the approval of its Board of Directors and a majority of its stockholders to consummate the Exchange. Its Board of Directors has already approved the Exchange Agreement and we believe it will receive the approval of the holders of a majority of its issued and outstanding voting securities on or about November , 2002; and

         * iChance will have effected a 4-for-1 reverse split of its common stock.

         The Exchange Agreement can be terminated prior to its closing by the mutual consent of the parties, in the event of a material breach by one party, or if the transaction has not closed on or before February 7, 2003. The Exchange Agreement also contains certain additional provisions which are customary in similar agreements. The foregoing summary is not meant to be an exhaustive description of the terms and conditions of the Exchange Agreement. Each of our stockholders is encouraged to read the agreement which is attached as Exhibit A to this Information Statement.

         Our Board of Directors believe the Exchange is desirable for several reasons. First, iChance currently has rights to gaming software and, as part of the transaction, Worldwide Management will receive a materially below market licensing deal for the use of the gaming software rights held by iChance. This will materially reduce the costs of operations for Worldwide Management and the additional software will provide extra marketing opportunities as players have a greater variety of games to choose from. Secondly, we are experiencing difficulties in continuing the ongoing operations of Worldwide Management because as a publicly reporting, but non-trading company, it is difficult to obtain financing under current market conditions. iChance is a publicly reporting company that is traded on the OTCBB, and as such theoretically has greater capacity to access funds for the ongoing operations and growth of Worldwide Management. Lastly, our Board of Director's believes that iChance's status as a publicly traded company will provide Worldwide Management with greater opportunity to attract and retain management and employees, enabling Worldwide Management to offer equity participation, stock options and other employee benefits. This should help Worldwide Management to grow more rapidly than as a subsidiary of a non-traded company.

         The Exchange will effect all of our stockholders uniformly. The Exchange will not affect any stockholder's percentage ownership interests in us or such stockholder's proportionate voting power. Subsequent to the Exchange, we intend to retain the shares of Common Stock of iChance we receive in the Exchange as an asset of our company and we do not have any present intention to distribute those shares to our stockholders in the form of a dividend or otherwise. Although we will be a principal stockholder of iChance following the Exchange, we will not control its management nor be involved in its ongoing day-to-day operations. Following the closing of the Exchange, we intend to continue to pursue opportunities in online gaming including the marketing of online gaming sites and we may enter into joint venture or other like arrangements in the future with iChance.

         Past Contacts, Transaction or Negotiations

         We were introduced to the principals of iChance by a third party broker. Until that introduction, neither we nor our affiliates have had any prior contact, nor have we been a party to any transaction involving iChance or any of its affiliates. We are not aware of any existing or potential conflicts of interest involving our company or our affiliates with respect to the Exchange.

         Dissenters' Rights

         Any stockholder who wishes to dissent from the Exchange is entitled to the rights and remedies of dissenting stockholders as provided in Section 92A.380 of the Nevada Revised Statutes, subject to compliance with the procedures set forth in such chapter. A copy of Sections 92A.300 through 92A.500 of the Nevada Revised Statutes is attached as Exhibit B to this Information Statement.

         A dissenting stockholder may not challenge the corporate action creating his entitlement to dissenter's rights, unless the corporate action is unlawful or fraudulent.

         In order for a stockholder to exercise his or her dissenter's rights, a notice of dissenter's rights must be sent no later than 10 days after the effectuation of the corporate action creating the dissenter's rights. This Information Statement constitutes such notice. A dissenting stockholder must demand payment by completing and executing a "Demand for Payment," a form which is attached hereto as Exhibit C, and returning all share certificates to us at the following address:

                          AngelCiti Entertainment, Inc.
                             Attention Larry Hartman
                         9000 Sheridan Street, Suite 7,
                            Pembroke Pines, FL 33024
                                  800-230-2249


         All demands for payment must be received within 30 days from the date of this Information Statement. Any stockholder who fails to demand payment or deposit his or her certificates where required by such date forfeits his or her right to dissent to the Exchange and receive payment for his or her shares.

         We must pay the dissenter within 30 days after receipt of a demand for payment the amount we estimate to be the fair value of the shares plus accrued interest. We must include with the payment a copy of our balance sheet as of the end of a fiscal year ending not more than 16 months before the payment date, an income statement for that year, a statement of changes in stockholders equity for that year, and the latest available interim financial statements. We must also provide a statement of our estimate of the fair value of the shares, an explanation of how the interest was calculated, a statement of dissenter's rights to demand payment and a copy of the Nevada Revised Statute Sections 92A.300 through 92A.500, inclusive.

         Selected Consolidated Financial Data

         The following summary of financial information has been derived from the financial statements that are included elsewhere in this Information Statement.

                                    AngelCiti

Consolidated Statement of Operations Data:

                                                    Fiscal Year Ended                  Nine Months Ended
                                                        December 31,                       September 30,
                                                  2001              2000             2002               2001
                                                                                           (unaudited)
Net sales                                    $   301,979       $   331,851       $   117,393       $        --

Operating expenses                               687,904           984,263         1,686,273                --
Loss from operations                            (385,925)         (652,412)       (1,568,880)               --
Other income (expense)                             4,476           (43,867)          (63,260)
Total loss from continuing operations                 --                --        (1,632,140)               --
Total loss from discontinued operations               --                --                --          (396,080)
Net loss                                        (382,249)         (697,079)       (1,632,140)         (396,080)


Consolidated Balance Sheet Data:

                                         December 31, 2001        September 30, 2002
                                                                    (unaudited)

Working capital (Deficiency)                 $  49,049                $(379,464)
Total current assets                         $  59,210                $  23,461
Available for sale securities                $ 187,500                $       0
Total assets                                 $ 268,812                $  84,666
Total current liabilities                    $  10,161                $ 402,925
Total liabilities                            $ 156,161                $ 402,925
Total stockholders' equity                   $ 112,651                $(318,259)
(deficiency)

                                     iChance

Consolidated Statement of Operations Data:

                                   Inception of development               Nine Months Ended
                                    stage (March 31, 2002)                   September 30,
                                   through September 30, 2002          2002                2001
                                                                              (unaudited)

Revenues                                 $      --                  $      --           $      --
Total expenses                               3,001                      3,001                  --
Loss from continuing operations             (3,001)                    (3,001)                 --
Income (loss) from discontinued
operations                                      --                   (244,369)           (207,918)
Net income (loss)                           (3,001)                  (247,370)           (207,918)


Consolidated Balance Sheet Data:

                                        December 31, 2001     September 30, 2002
                                                                  (unaudited)

Working capital (Deficiency)                $  (830,052)          $    (2,709)
Total current assets                        $ 1,402,650           $        96
Total assets                                $ 1,451,922           $     1,804
Total current liabilities                   $ 2,232,702           $     2,805
Total liabilities                           $ 2,322,702           $     2,805
Total stockholders' equity                  $ 1,451,922           $     1,804


      Selected Proforma Consolidated Financial Information


          AngelCiti Entertainment, Inc. and Subsidiaries

                                                               December 31, 2001                   September 30, 2002
                                                            ------------------------            -------------------------
Book value per share - historical                                    0.00                                (0.01)
Book value per share - pro forma                                      n/a               (1)              (0.01)

Cash dividends per share - historical                                0.00                                 0.00
Cash dividends per share - pro forma                                  n/a               (1)               0.00

Loss per share from continuing operations - historical               0.00                                (0.06)
Loss per share from continuing operations - pro forma               (0.03)                               (0.06)

                    iChance International, Inc.

                                                               December 31, 2001                   September 30, 2002
                                                            ------------------------            -------------------------

Book value per share - historical                                   (0.06)                               (0.00)
Book value per share - pro forma                                      n/a               (1)              (0.01)

Cash dividends per share - historical                                0.00                                 0.00
Cash dividends per share - pro forma                                  n/a               (1)               0.00

Loss per share from continuing operations - historical              (0.23)                                0.00
Loss per share from continuing operations - pro forma               (0.03)                               (0.06)

(1) pro forma balance sheet at December 31, 2001 not required as prescribed by Rule 11-02 (c) of Regulation S-X

       ANNUAL REPORTS; INCORPORATION BY REFERENCE AND WHERE YOU CAN OBTAIN
                             ADDITIONAL INFORMATION


         Both AngelCiti and iChance are required to file annual, quarterly and special reports, and other information with the Securities and Exchange Commission. You may read and copy any document AngelCiti or iChance filed at the SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of AngelCiti's and iChance's SEC filings are also available to the public from the SEC's web site at www.sec.gov.

         The SEC allows us to "incorporate by reference" information into this proxy statement, which means that we can disclose important information to you by referring you to another document or report filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Information Statement, except to the extent any information is superseded by this Information Statement. The following documents which have been filed by AngelCiti with the Securities and Exchange Commission (SEC File Number 000-5468) and contain important information about AngelCiti and its finances, are incorporated into this Information Statement:

         Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, filed with the SEC on May 3, 2002.

         Any statement contained in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Information Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. The Annual Report incorporated by reference into this Information Statement is being delivered to our stockholders along with this Information Statement.

                  INFORMATION CONCERNING STOCKHOLDER PROPOSALS


         The stockholders intending to present a proposal to be included in our next annual meeting of stockholders for 2003 must deliver the proposal in writing to our executive offices no later than January 30, 2003.



                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       /s/ LAWRENCE S. HARTMAN
                                       Lawrence S. Hartman, CEO

                  AngelCiti Entertainment, Inc. and Subsidiary
                           Consolidated Balance Sheet
                               September 30, 2002
                                   (Unaudited)

                                     Assets
                                     ------
Current Assets
Cash                                                                $     5,563
Accounts receivable, net                                                 17,870
Other                                                                        28
                                                                    -----------
Total Current Assets                                                     23,461
                                                                    -----------

Equipment, net                                                           21,672
                                                                    -----------
Other Assets
Software license, net                                                    37,533
Other                                                                     2,000
                                                                    -----------
Total Other Assets                                                       39,533
                                                                    -----------

Total Assets                                                        $    84,666
                                                                    ===========
                    Liabilities and Stockholders' Deficiency
                    ----------------------------------------

Current Liabilities
Accounts payable                                                    $    23,490
Accrued interest payable, related party                                   6,076
Accrued royalty payable                                                  28,233
Customer deposits and payouts due                                        50,168
Convertible note payable, related party                                 146,000
Loan Payable                                                            148,958
                                                                    -----------
Total Current Liabilities                                               402,925
                                                                    -----------
Stockholders' Deficiency
Common stock, $0.01 par value, 60,000,000 shares authorized,
   24,566,333 shares issued and outstanding                             245,663
Additional paid-in capital                                            2,930,529
Accumulated deficit                                                  (2,871,951)
                                                                    -----------
                                                                        304,241
Less: deferred consulting expenses                                     (622,500)
                                                                    -----------
Total Stockholders' Deficiency                                         (318,259)
                                                                    -----------

Total Liabilities and Stockholders' Deficiency                      $    84,666
                                                                    ===========

          See accompanying notes to consolidated financial statements

                  AngelCiti Entertainment, Inc. and Subsidiary
                      Consolidated Statements of Operations
                                   (Unaudited)


                                                    Three Months Ended              Nine Months Ended
                                                       September 30,                  September 30,
                                                  2002           2001             2002            2001
                                              ------------    -------------   ------------    ------------
Casino Revenues                               $     96,172    $           -   $    117,393    $          -
                                              ------------    -------------   ------------    ------------

Operating Expenses
Depreciation and amortization                       24,578                -         58,825               -
Bad debt                                            71,040                -        100,359               -
Consulting fees                                    119,030                -        397,458               -
Investor relations                                 125,000                -        375,000               -
Loss on stock rescission                            70,257                -         70,257               -
Website maintenance                                 75,000                -        225,000               -
General and administrative                         177,390                -        459,374               -
                                              ------------    -------------   ------------    ------------
Total Operating Expenses                           662,295                -     (1,686,273)              -
                                              ------------    -------------   ------------    ------------

Loss from Operations                              (566,123)               -     (1,568,880)              -
                                              ------------    -------------   ------------    ------------

Other Income (Expense)
Interest income                                      4,302                -         55,783               -
Other income                                        13,795                -         13,831               -
Interest expense                                      (728)               -         (2,193)              -
Other expense                                       (2,032)               -         (2,032)              -
Loss on sales of available for sale
  securities                                             -                -        (26,649)              -
Loss on impairment of marketable securities              -                -       (102,000)              -
                                              ------------    -------------   ------------    ------------
Total Other Income (Expense), net                   15,337                -        (63,260)              -
                                              ------------    -------------   ------------    ------------

Total Loss from Continuing Operations             (550,786)               -     (1,632,140)              -
                                              ------------    -------------  -------------    ------------
Discontinued Operations
Loss from discontinued operations                        -         (133,254)             -        (396,080)
                                              ------------    -------------   ------------    ------------
Total Loss from Discontinued Operations                  -         (133,254)             -        (396,080)
                                              ------------    -------------   ------------    ------------

Net Loss                                      $   (550,786)   $    (133,254)  $ (1,632,140)   $   (396,080)
                                              ============    =============   ============    ============

Loss per share from continuing operations            (0.02)               -          (0.06)              -
Loss per share from discontinued operations              -                -              -           (0.01)

Net loss per share - basic and diluted        $      (0.02)   $           -   $      (0.06)   $      (0.01)
                                              ============    =============   ============    ============

Weighted average number of shares
  outstanding during the period - basic
  and diluted                                   24,781,406       56,623,800     26,884,938      56,523,800
                                              ============    =============   ============    ============

           See accompanying notes to consolidated financial statements

                  AngelCiti Entertainment, Inc. and Subsidiary
                      Consolidated Statements of Cash Flows
                                   (Unaudited)

                                                                               Nine Months Ended
                                                                                 September 30,
                                                                              2002           2001
                                                                           -----------    -----------
Cash Flows from Operating Activities
Net loss                                                                   $(1,632,140)   $  (396,080)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization                                                   58,825          4,595
Bad debt expense                                                               100,359             --
Amortization of deferred consulting fees                                       975,000         93,750
Loss on stock rescission                                                        70,257             --
Loss on sales of available for sale marketable securities                       26,649         25,113
Loss on impairment of marketable securities                                    102,000             --
Stock issued for services                                                           --          7,500
Holding losses on trading securities                                                --         20,397
Interest income from cancelled notes receivable                                (58,061)            --
Changes in operating assets and liabilities:
(Increase) decrease in:
Accounts receivable, net                                                      (111,729)            --
Prepaid expenses                                                                 6,065          1,358
Other assets                                                                     2,858           (260)
Increase (decrease) in:
Accounts payable and accrued liabilities                                        82,806         30,059
Deferred revenue                                                                    --        (40,634)
                                                                           -----------    -----------
Net Cash Used in Operating Activities                                         (377,111)      (254,202)
                                                                           -----------    -----------

Cash Flows from Investing Activities
Purchase of equipment                                                          (28,000)            --
Purchase of software license                                                   (75,030)            --
Proceeds from sales of available for sale securities                            37,783        205,526
Purchase of available for sale marketable securities                                --       (170,893)
Proceeds from related parties                                                       --          1,270
                                                                           -----------    -----------
Net Cash (Used in) Provided by Investing Activities                            (65,247)        35,903
                                                                           -----------    -----------

Cash Flows from Financing Activities
Issuance of common stock                                                       282,400             --
Contributed capital                                                             16,000             --
Payments on convertible notes payable                                               --         (4,000)
Repayments on borrowings on investment account                                      --        (37,901)
Proceed from loan payable                                                      148,958             --
                                                                           -----------    -----------
Net Cash Provided by (Used in) Financing Activities                            447,358        (41,901)
                                                                           -----------    -----------

Net Increase (Decrease) in Cash                                                  5,000       (260,200)

Cash and Cash Equivalents at Beginning of Period                                   563        321,092
                                                                           -----------    -----------

Cash and Cash Equivalents at End of Period                                 $     5,563    $    60,892
                                                                           ===========    ===========

          See accompanying notes to consolidated financial statements

                  AngelCiti Entertainment, Inc. and Subsidiary
                      Consolidated Statements of Cash Flows
                                   (Unaudited)

Supplemental Disclosure of Non-Cash Investing and Financing Activities:

In January 2002, the Company cancelled and retired $55,442 of notes receivable, including accrued interest related to common stock previously issued to corporate officers. (See Notes 9 and 10)

On July 16, 2002, the Company cancelled and retired 1,236,667 shares of common stock having a fair value of $1,236,667 in connection with the cancellation of related notes receivable. Additionally, as a result of the cancellation, the Company recognized a loss on stock rescission of $70,257. (See Note 9)

During the nine months ended September 30, 2002, the Company acquired $90,000 of software in exchange for $75,030 and accounts payable of $15,000. (See Note 6(A))

During the nine months ended September 30, 2002, the Company recorded $297,500 in deferred financing fees in connection with certain options granted to the software licensor. (See Note 9)

During the nine months ended September 30, 2002, the Company recorded $10,715 related to the abandonment of certain equipment and the cancellation of a $25,000 subscription note receivable with a former officer. (See Notes 9 and 10)

During the nine months ended September 30, 2002, a former consultant to the Company donated 640,000 shares of the Company's common stock back to the Company having a fair value of $6,400, accounted for as contributed capital. (See Note
9)

                  AngelCiti Entertainment, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                               September 30, 2002
                                   (Unaudited)

Note 1   Basis of Presentation

The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of the United States Securities and Exchange Commission for interim consolidated financial information. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of consolidated financial position and results of operations.

It is management's opinion, however, that all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair consolidated financial statement presentation. The results for the interim period are not necessarily indicative of the results to be expected for the year.

For further information, refer to the audited consolidated financial statements and footnotes of the Company for the years ending December 31, 2001 and 2000 included in the Company's Form 10-KSB.

Note 2   Nature of Operations and Summary of Significant Accounting Policies

         (A) Nature of Operations

         AngelCiti Entertainment, Inc. was incorporated in the state of Nevada on May 14, 1999 with its primary operations located in Southern California through the end of 2001. In 2002, in connection with its change in business (see below) AngelCiti Entertainment, Inc. moved its corporate offices to San Jose, Costa Rica. The Board voted to change the name of the Company to AngelCiti Entertainment, Inc. In January 2002, the name change was approved by a vote of the shareholders. AngelCiti Entertainment, Inc.'s subsidiary, Worldwide Management S.A. D/B/A Worldwide Capital Holdings, was incorporated in Costa Rica, and acquired by AngelCiti Entertainment, Inc. in January 2002. The transaction was accounted for as a recapitalization since the acquiree was a newly formed corporation with no operating business and nominal assets. AngelCiti Entertainment, Inc. and its subsidiary, Worldwide Management S.A., herein after will be collectively referred to as the "Company."

         The Company offers software-based games of chance and sports wagering facilities on a worldwide basis through the Internet. The Company uses state-of-the-art casino gaming and sports book software under a license arrangement with a casino software development company (see Notes 6 and 12). The Company launched its internet gaming operations on April 1, 2002. There are significant legislative risks and uncertainties regarding on-line gaming operations (see Note 7).

         (B) Principles of Consolidation

         The consolidated financial statements include the accounts of AngelCiti Entertainment, Inc. and its wholly-owned Subsidiary, Worldwide Management S.A. All significant intercompany accounts and transactions have been eliminated in consolidation.

         (C) Use of Estimates

         The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and

                  AngelCiti Entertainment, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                               September 30, 2002
                                   (Unaudited)

         assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         (D) Cash and Cash Equivalents

         For purposes of the consolidated cash flow statement, the Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

         (E) Marketable Securities

         The Company invests in various marketable equity instruments. The Company accounts for such investments in accordance with Statement of Financial Accounting Standards No. 115 "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS 115") (see Note 3).

         Management determines the appropriate classification of its investments at the time of acquisition and reevaluates such determination at each balance sheet date. Available-for-sale securities are carried at fair value, with unrealized gains and losses, net of tax, reported as a separate component of stockholders' equity. Investments classified as held-to-maturity are carried at amortized cost. In determining realized gains and losses, the cost of the securities sold is based on the specific identification method.

         (F) Concentration of Credit Risk

         The Company maintains its cash in bank deposit accounts, which, at times, exceed federally insured limits. As of September 30, 2002, the Company did not have any deposits in excess of federally insured limits. The Company has not experienced any losses in such accounts through September 30, 2002.

         (G) Equipment

         Equipment is stated at cost, less accumulated depreciation. Expenditures for repairs and maintenance are charged to expense as incurred. Depreciation is provided using a straight-line method over the estimated useful lives of the related assets of five years.

         (H) Intangible Asset

         Intangibles are carried at cost less accumulated amortization. The cost of other identified intangibles is the Software License. The asset is being amortized on a straight-line basis over one year. (See Note 6)

         (I) Long-Lived Assets

         The Company reviews long-lived assets and certain identifiable assets related to those assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recoverable. If the fair market value of the long-lived assets is less than the carrying amount, their carrying amounts is reduced to fair value and an impairment loss is recognized.

                  AngelCiti Entertainment, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                               September 30, 2002
                                   (Unaudited)

         (J) Stock-Based Compensation

         The Company accounts for stock options issued to employees in accordance with the provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. As such, compensation cost is measured on the date of grant as the excess of the current market price of the underlying stock over the exercise price. Such compensation amounts are amortized over the respective vesting periods of the option grant. The Company adopted the disclosure provisions of SFAS No. 123, "Accounting for Stock-Based Compensation," which permits entities to provide pro forma net income
         (loss) and pro forma earnings (loss) per share disclosures for employee stock option grants as if the fair-valued based method defined in SFAS No. 123 had been applied.

         The Company accounts for stock options and stock issued to non-employees for goods or services in accordance with SFAS 123.

         (K) Revenue Recognition

         Casino revenue is the net win from complete gaming activities, which is the difference between gaming wins and losses. Additionally, the value of promotional bonus dollars provided to customers are netted with revenues.

         The total amount wagered ("handle") was $9,451,957 for the nine months ended September 30, 2002. The relationship of revenues to handle ("hold percentage") was 1.24% for the nine months ended September 30, 2002.

         (L) Advertising

         In accordance with Accounting Standards Executive Committee Statement of Position 93-7, ("SOP 93-7") costs incurred for producing and communicating advertising of the Company, are charged to operations as incurred. Advertising expense for the nine months ended September 30, 2002 was $11,849.

         (M) Earnings Per Share

         In accordance with, Statement of Financial Accounting Standards No. 128 "Earnings per Share", basic earnings per share is computed by dividing the net income less preferred dividends for the period by the weighted average number of common shares outstanding. Diluted earnings per share is computed by dividing net income less preferred dividends by the weighted average number of common shares outstanding including the effect of common stock equivalents. Common stock equivalents, consisting of stock options and warrants, have not been included in the calculation, as their effect is antidilutive for the periods presented. At September 30, 2002 there were 1,216,608 common shares issuable upon conversion of convertible notes and accrued interest, 4,000,000 common shares issuable upon exercise of options held by an officer and 450,000 plus a variable amount of common shares issuable upon exercise of unvested options held by a vendor, which may dilute future earnings per share.

         (N) Fair Value of Financial Instruments

         Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate that value. For purposes of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation.

                  AngelCiti Entertainment, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                               September 30, 2002
                                   (Unaudited)

          The carrying amounts of the Company's short-term financial instruments, including accounts payable and accrued royalty payable, approximate fair value due to the relatively short period to maturity for these instruments.

          (O) Recent Accounting Pronouncements

          Statement No. 141 "Business Combinations" establishes revised standards for accounting for business combinations. Specifically, the statement eliminates the pooling method, provides new guidance for recognizing intangible assets arising in a business combination, and calls for disclosure of considerably more information about a business combination. This statement is effective for business combinations initiated on or after July 1, 2001. The adoption of this pronouncement on July 1, 2001 did not have a material effect on the Company's financial position, results of operations or liquidity.

          Statement No. 142 "Goodwill and Other Intangible Assets" provides new guidance concerning the accounting for the acquisition of intangibles, except those acquired in a business combination, which is subject to SFAS 141, and the manner in which intangibles and goodwill should be accounted for subsequent to their initial recognition. Generally, intangible assets with indefinite lives, and goodwill, are no longer amortized; they are carried at lower of cost or market and subject to annual impairment evaluation, or interim impairment evaluation if an interim triggering event occurs, using a new fair market value method. Intangible assets with finite lives are amortized over those lives, with no stipulated maximum, and an impairment test is performed only when a triggering event occurs. This statement is effective for all fiscal years beginning after December 15, 2001. The implementation of SFAS 142 on January 1, 2002 did not have a material effect on the Company's financial position, results of operations or liquidity.

          Statement No. 143, "Accounting for Asset Retirement Obligations," requires entities to record the fair value of a liability for an asset retirement obligation in the period in which it is incurred. When the liability is initially recorded, the entity capitalizes a cost by increasing the carrying amount of the related long-lived asset. Over time, the liability is accreted to its present value each period, and the capitalized cost is depreciated over the useful life of the related asset. Upon settlement of the liability, an entity either settles the obligation for its recorded amount or incurs a gain or loss upon settlement. The standard is effective for fiscal years beginning after June 15, 2002. The adoption of SFAS No. 143 is not expected to have a material impact on the Company's financial statements.

          Statement No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets" supercedes Statement No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" ("SFAS 121"). Though it retains the basic requirements of SFAS 121 regarding when and how to measure an impairment loss, SFAS 144 provides additional implementation guidance. SFAS 144 excludes goodwill and intangibles not being amortized among other exclusions. SFAS 144 also supercedes the provisions of APB 30, "Reporting the Results of Operations," pertaining to discontinued operations. Separate reporting of a discontinued operation is still required, but SFAS 144 expands the presentation to include a component of an entity, rather than strictly a business segment as defined in SFAS 131, Disclosures about Segments of an Enterprise and Related Information. SFAS 144 also eliminates the current exemption to consolidation when control over a subsidiary is likely to be temporary.

                  AngelCiti Entertainment, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                               September 30, 2002
                                   (Unaudited)

          This statement is effective for all fiscal years beginning after December 15, 2001. The implementation of SFAS 144 on January 1, 2002 did not have a material effect on the Company's financial position, results of operations or liquidity.

          Statement No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections," updates, clarifies, and simplifies existing accounting pronouncements. Statement No. 145 rescinds Statement 4, which required all gains and losses from extinguishment of debt to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. As a result, the criteria in Opinion 30 will now be used to classify those gains and losses. Statement 64 amended Statement 4, and is no longer necessary because Statement 4 has been rescinded. Statement 44 was issued to establish accounting requirements for the effects of transition to the provisions of the motor Carrier Act of 1980. Because the transition has been completed, Statement 44 is no longer necessary. Statement 145 amends Statement 13 to require that certain lease modifications that have economic effects similar to sale-leaseback transactions is accounted for in the same manner as sale-leaseback transactions. This amendment is consistent with FASB's goal requiring similar accounting treatment for transactions that have similar economic effects. This statement is effective for fiscal years beginning after May 15, 2002. The adoption of SFAS No. 145 is not expected to have a material impact on the Company's consolidated financial statements.

          Statement No. 146, "Accounting for Exit or Disposal Activities" ("SFAS 146") addresses the recognition, measurement, and reporting of cost that are associated with exit and disposal activities that are currently accounted for pursuant to the guidelines set forth in EITF 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to exit an Activity (including Certain Cost Incurred in a Restructuring)," cost related to terminating a contract that is not a capital lease and one-time benefit arrangements received by employees who are involuntarily terminated - nullifying the guidance under EITF 94-3. Under SFAS 146, the cost associated with an exit or disposal activity is recognized in the periods in which it is incurred rather than at the date the Company committed to the exit plan. This statement is effective for exit or disposal activities initiated after December 31, 2002 with earlier application encouraged. The adoption of SFAS 146 is not expected to have a material impact on the Company's financial position or result of operations.

          (P) Reclassifications

          Certain amounts in the 2001 consolidated financial statements have been reclassified to conform to the 2002 presentation.

Note 3    Marketable Securities

The Company's marketable securities are classified as available-for-sale and are reported at fair value based upon the quoted market prices of those investments at September 30, 2002, with unrealized gains (losses) reported as other comprehensive income (loss) in a separate component of stockholders' equity (deficiency) until they are sold. Any realized gains or losses are included in net earnings (loss) at the time of sale.

The composition of marketable securities at September 30, 2002 is as follows:

                  AngelCiti Entertainment, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                               September 30, 2002
                                   (Unaudited)


                                 Cost         Fair Value
                             -----------    --------------
         Common stock        $  102,000     $            -
                             ===========    ==============

There was no investment income or expense for the nine months ended September 30, 2002.

As of September 30, 2002, the Company applied SFAS No. 115 and determined that all available for sale securities on hand, due to their restricted status and current market conditions, had been permanently impaired establishing a new cost basis of $0. An impairment loss of $102,000 was recognized in operations during the nine months ended September 30, 2002.

During the nine months ended September 30, 2002, the Company sold various available for sale securities for proceeds of $37,783 and recognized a loss of $26,649 related to the sale of these securities.

Note 4    Accounts Receivable and Allowance for Chargebacks

The Company records accounts receivable from its credit card processors. The processors holdback a stipulated percentage of amounts due to the Company based on their historical chargeback experience for the industry. The holdback reserve is maintained by the processors on a rolling basis with funds generally released after six months holdback. Reserves range from 7% to 10% of charges based on the chargeback experience of the gaming industry. Since the gaming industry as a whole has experienced a high percentage of chargebacks for customer accounts, and the holdback reserve is based on historical experience of the merchant banks, the Company has reserved 100% of its holdback accounts receivable as of September 30, 2002.

During the nine months ended September 30, 2002, the Company recorded a bad debt expense for the holdback of $63,219.

Accounts receivable as September 30, 2002 was as follows:

          Accounts receivable                $     81,089
          Allowance for chargebacks               (63,219)
                                             ------------
          Accounts Receivable, Net           $     17,870
                                             ============

Bad debt relating to other uncollectible receiveables written off was $37,140 for the nine months ended September 30, 2002.

                  AngelCiti Entertainment, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                               September 30, 2002
                                    Unaudited

Note 5   Equipment

Property and equipment at September 30, 2002 is as follows:

         Computer equipment                     $     28,000
         Less accumulated depreciation                (6,328)
                                                ------------
         Equipment, net                         $     21,672
                                                ============

Depreciation expense for the nine months ended September 30, 2002 was $6,328.

Note 6   Software License

         (A) Term and Payment

         On February 26, 2002, the Company entered into a software license agreement (the "Agreement") for on-line gaming casino software. Under the terms of the Agreement, the license will remain in effect for a period of one year and automatically renew for successive one year periods as stipulated in the Agreement. The initial one-time software fee is $90,030 payable on a stipulated schedule. As of September 30, 2002, the Company had paid $75,000, a miscellaneous $30 fee, and had accounts payable to the licensor totaling $15,000.

         Software License at September 30, 2002 consisted of the following:

                    Software License                        $    90,030
                    Less accumulated amortization               (52,497)
                                                            -----------
                    Software License, net                   $    37,533
                                                            ===========

         Amortization expense for the nine months ended September 30, 2002 was $52,497.

         (B) Monthly Royalty Percentage

         Based on the previous month's adjusted monthly net win, the Company will be subject to a payment equivalent to a percentage of the adjusted monthly net win payable to the software licensor, as stipulated in the Agreement. As of September 30, 2002, the Company accrued $28,233 as a royalty payable.

         (C) Commitment for Minimum Royalty Payment

         Commencing after a nine month grace period for "ramp-up" from "live" date, the Company is committed to a minimum royalty payment of $10,000 per month for months seven through twelve. Should the software license be renewed as previously discussed, the Company will be committed under the same terms as currently in force. This minimum royalty payment commences in November 2002.

                  AngelCiti Entertainment, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                               September 30, 2002
                                    Unaudited

         (D) Stock Options

         Under the terms of the agreement, the Company has granted an option to purchase 450,000 shares of common stock to the software licensor. The exercise price is the lower of (a) $.30 per share or (b) the lowest share price granted or issued to any other party following the date of the signed agreement for the software purchase. These options will vest on the earlier of the closing of the Company's initial public offering or change in control of the Company. In connection with SFAS No. 123 and due to the inability to estimate the fair market value of the options since certain terms are contingent on future events, the Company has used the intrinsic value method to estimate the fair value of the options granted. The following assumptions were used:

          Fair value based on recent cash offerings           $        0.50
          Exercise price (lower of (a) or (b) above)                   0.30
                                                              -------------
          Differential                                        $        0.20

          Total Shares                                              450,000
                                                              -------------

          Fair value                                          $      90,000
                                                              =============

         The Company has also granted an option to purchase $415,000 worth of common stock to the software licensor. The exercise price is the lower of 50% of (a) the closing price on the date which the Company undergoes an initial public offering or (b) such closing price on each vesting date, with one-third of such options vesting each on the 6/th/, 12/th/ and 18/th/ months following such initial public offering.

         According to EITF 96-18, the measurement date (February 26, 2002) is determined to be the date in which the software was delivered for use. Since the terms of this stock purchase indicate a performance commitment (future initial public offering), the fair value method can not be used to value the stock options granted because of the uncertainty of the exercise price. In connection with SFAS No. 123, the Company has used the intrinsic value method to estimate the fair value of the options granted. The following assumptions were used:

          Total value of common stock                              $     415,000
          Divided by the fair value based on recent cash offering           0.50
                                                                   -------------

          Equivalent shares                                              830,000
                                                                   -------------
          Fair value based on recent cash offering                 $        0.50
          Exercise price (lower of (a) or (b) above)                        0.25
                                                                   -------------
          Differential                                                      0.25

          Total shares                                                   830,000
                                                                   -------------

                  AngelCiti Entertainment, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                               September 30, 2002
                                    Unaudited

          Fair value                                               $     207,500
                                                                   =============

         As a result of the above transactions, the company has recorded $297,500 of deferred consulting expenses and additional paid-in capital of $297,500. As of September 30, 2002, the Company has not recognized any compensation expense due to the performance commitment.

Note 7   Contingencies

The Company subject to applicable laws in the jurisdictions in which they operate and offer services. While some jurisdictions have attempted to restrict or prohibit Internet gaming, other jurisdictions, such as several Caribbean countries, Australia and certain Native American territories, have taken the position that Internet gaming is legal and/or have adopted or are in the process of reviewing legislation to regulate Internet gaming in such jurisdictions. As companies and consumers involved in Internet gaming are located around the globe, there is uncertainty regarding exactly which government has jurisdiction or authority to regulate or legislate with respect to various aspects of the industry. Furthermore, it may be difficult to identify or differentiate gaming-related transactions from other Internet activities and link those transmissions to specific users, in turn making enforcement of legislation aimed at restricting Internet gaming activities difficult. The uncertainty surrounding the regulation of Internet gaming could have a material adverse effect on business, revenues, operating results and the financial condition of the Company.

On March 8, 2001, the government of the United Kingdom ("UK") announced that effective January 1, 2002, the current 6.75% "betting duty" that is passed onto a player, and 9% total betting duty, will be eliminated. The UK government believed that this tax reform was necessary for UK companies to compete with the offshore market, which already offers bettors "duty free" gambling, and to help regulate the UK bookmaking industry. The reform is also intended to bring home major UK bookmakers who have fled to offshore tax havens such as Gibraltar, Malta, Antigua, and Alderney. A UK government issued "Bookmakers Permit" will be required to accept wagers. Currently, a UK based bookmaker may operate an Internet bookmaking site, but must collect the betting duty. This reform is expected to make the UK a significant hub of gaming. It is predicted that their official entry into online gaming could put pressure on the United States and other entities toward regulating the industry.

Governments in the United States or other jurisdictions may in the future adopt legislation that restricts or prohibits Internet gambling. After previous similar bills failed to pass in 1998, in November 1999, the United States Senate passed a bill intended to prohibit and criminalize Internet gambling (other than certain state regulated industries). A similar bill failed to pass the United States House of Representatives. In 2002, a United States Senator recommended a bill to prohibit online gambling, which once again did not pass through Congress. There can be no assurance as to whether the Senate bill or any similar bill will become law. In addition, existing U.S. federal statutes and state laws could be construed to prohibit or restrict gaming through the use of the Internet, and there is a risk that governmental authorities may view the Company as having violated such statutes or laws. Several state Attorney Generals and court decisions have upheld the applicability of state anti-gambling laws to Internet casino companies. Accordingly, there is a risk that criminal or civil proceedings could be initiated in the United States or other jurisdictions against the Company and/or its employees, and such proceedings could involve substantial litigation expense, penalties, fines, diversion of the attention of key executives, injunctions or other prohibitions being invoked against Worldwide and/or its employees. Such

                  AngelCiti Entertainment, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                               September 30, 2002
                                    Unaudited

proceedings could have a material adverse effect on business, revenues, operating results and financial condition of the Company. In addition, as electronic commerce further develops, it too may generally be the subject of government regulation. Current laws, which pre-date or are incompatible with Internet electronic commerce, may be enforced in a manner that restricts the electronic commerce market. Any such developments could have a material adverse effect on business, revenues, operating results and financial condition of the Company. The Company intends to minimize the potential legal risks by continuing to conduct its Internet business from offshore locations that permit online gaming and by increasing their marketing efforts in Asia and other foreign jurisdictions. There is no assurance, however, that these efforts will be successful in mitigating the substantial legal risks and uncertainties associated with our Internet gaming business.

The Company's online casino operations are conducted in accordance with the laws of the country of Costa Rica, where there is currently no gaming license requirement. In the event that the laws of Costa Rica change to require gaming licenses for online casinos then the Company intends to promptly comply with such laws.

Note 8   Loan and Convertible Note

(A) Loan Payable

During the nine months ended September 30, 2002, the Company's land lord paid $148,958 of corporate expenses on behalf of the company, the loan is non-interest bearing, unsecured and due on demand.

(B) Convertible Note Payable, Related Party

In September 2000, the Company entered into a promissory note agreement with a principal stockholder (see Note 10). The face value of the note is $499,336 and bears interest of 2% per annum with outstanding principal and interest due September 7, 2003. At the option of the note holder, any portion of the loan may be converted into common stock of the Company at $0.125 per share. The convertible note is unsecured. In October 2000, the note holder converted the principal amount of $350,000 into 2,800,000 shares of common stock valued at $0.125 per share. During 2001, the Company provided services for the note holder and decreased the note amount by $4,000 to a balance of $146,000 at December 31, 2001. During the nine months ended September 30, 2002, there were no additions or repayments. Accrued interest was $6,076 as of September 30, 2002.

Note 9   Stockholders' Deficiency

On November 6, 2001, effective January 1, 2002 through December 31, 2002, the Company issued 1,300,000 shares of common stock to unrelated parties for investor relations, general consulting, and website maintenance. The stock had a fair value of $1.00, based on a recent Form SB-2 registration statement, totaling $1,300,000. For the nine months ended September 30, 2002, the Company had expensed $975,000 as $375,000 of investor relations expense, $375,000 of consulting expense and $225,000 of website expense. At September 30, 2002 $325,000 remains as deferred consulting expenses in the equity section of the balance sheet.

During January 2002, a former consultant to the Company donated 640,000 shares of $0.01 par value common stock having a fair market value of $6,400. The transaction was accounted for as contributed capital.

On January 14, 2002, the Company accepted the resignation of an officer and director of the Company. On January 17, 2002 the Company entered into a bill of sale agreement with the officer and director and agreed to reacquire 20,000,000 shares of his common stock in return for the forgiveness of a subscription note receivable plus accrued interest totaling $27,910, the transfer of furniture, fixtures and equipment related to the Film Festival operations having a fair value of $10,715, and discontinuance all Film Festival operations (see Notes 10 and 11). The Company recorded the transaction at the $0.01 par value of the

                  AngelCiti Entertainment, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                               September 30, 2002
                                    Unaudited

common stock on the date of issuance. Subsequent to the reacquisition of the shares, the Company formally cancelled and retired the common stock.

On January 14, 2002, the Company acquired 13,360,000 shares of common stock from its President in exchange for the cancellation of a subscription note receivable plus accrued interest totaling $27,533 and an option for 4,000,000 common shares exercisable at $1 per share. The Company recorded the transaction at the $0.01 par value of the common stock on the date of issuance. Subsequent to the reacquisition of the shares, the Company formally cancelled and retired the common stock. (See Note 10) The stock option grant is treated as compensatory for accounting purposes. Accordingly, under the intrinsic value method of APB 25, no compensation cost has been recognized. For consolidated financial statement disclosure purposes the fair market value of each stock option granted was estimated on the date of grant using the Black-Scholes Option-Pricing Model in accordance with SFAS 123 using the following weighted-average assumptions in 2002: expected dividend yield 0%, risk-free interest rate of 2.79%, volatility 0% and expected term of two years. The fair value of the options granted totaled $215,628.

During April 2002, a former shareholder contributed $16,000.

During June 2002, the Company recorded $297,500 in deferred financing fees in connection with certain options granted to the software licensor.

On July 16, 2002, the Company entered into a stock rescission agreement whereby the Company reacquired 1,236,667 common shares valued at $1 per share based on recent cash offerings, for an aggregate of $1,236,667. The shares were issued in exchange for three separate notes receivable, which had been recorded as subscription notes receivable. The transaction resulted in a loss on stock rescission of $70,257 relating to accrued interest, which was not addressed in the rescission agreement but is not collectible.

During the nine months ended September 30, 2002, the Company issued 564,800 shares of common stock to investors at $.50 per share for aggregate proceeds of $282,400.

Note 10  Related Party Transactions

See Note 8 for convertible notes payable to principal stockholder.

On January 14, 2002, the Company reacquired 13,360,000 shares of common stock from an officer and director. (See Note 9)

On January 17, 2002, the Company reacquired 20,000,000 shares of common stock from a former officer and director. (See Notes 9 and 11)

In January 2002, the Company cancelled and retired $55,442 of notes receivable, including accrued interest related to common stock previously issued to corporate officers. (See Note 9)

Note 11  Discontinued Operations

On January 14, 2002, the Company formally adopted a resolution to discontinue all Film Festival and historical operations as it began to pursue an on-line gaming casino. In a bill of sale dated January 17, 2002, the assets associated with the historical operations were transferred to a former officer and director.

                  AngelCiti Entertainment, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                               September 30, 2002
                                    Unaudited

For consolidated financial reporting purposes, the Company has elected to use an effective date of January 1, 2002 for this transaction. All prior year comparative consolidated financial statements have been presented as discontinued operations. There is no gain or loss on disposal of discontinued operations due to the measurement date and disposal date occurring on January 1, 2002, and the loss on the sale of assets treated as a related party transaction.

Note 12  Software Concentration

The Company depends solely on its licensed software for its on-line gaming casino. Any loss of the license or use of this software could have an adverse material effect on the operations of the Company.

Note 13 Going Concern

As reflected in the accompanying consolidated financial statements, the Company has a net loss of $1,632,140 for the nine months ended September 30, 2002, a working capital deficiency of $379,464, stockholders' deficiency of $318,259 and accumulated deficit of $2,871,951 at September 30, 2002 and net cash used in operations of $228,153 for the nine months ended September 30, 2002. The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and generate further revenues. The consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

The Company is seeking funding. Management believes that the actions presently being taken to obtain additional funding and implement its business plan provide the opportunity for the Company to continue as a going concern.

                          iCHANCE INTERNATIONAL, INC.
                         (A Development Stage Company)
                                BALANCE SHEETS


BALANCE SHEETS

                                    ASSETS
                                    ------

                                                    September 30,December 31,
                                                        2002         2001
                                                    ------------ ------------
                                                     (Unaudited)
CURRENT ASSETS

  Cash                                              $         96 $     65,084
  Accounts receivable                                          -    1,303,444
  Prepaid expenses                                             -       34,122
                                                    ------------ ------------
    Total Current Assets                                      96    1,402,650
                                                    ------------ ------------
PROPERTY AND EQUIPMENT, NET                                    -       20,992
                                                    ------------ ------------

OTHER ASSETS

  Software license                                             -       17,500
  Investment in non-marketable security, net                 250            -
  Intangible assets, net                                   1,458       10,780
                                                    ------------ ------------
   Total Other Assets                                      1,708       28,280
                                                    ------------ ------------

   TOTAL ASSETS                                     $      1,804 $  1,451,922
                                                    ============ ============



The accompanying notes are an integral part of these financial statements.

                          iCHANCE INTERNATIONAL, INC.
                         (A Development Stage Company)
                          BALANCE SHEETS (Continued)


BALANCE SHEETS (Continued)


                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                ----------------------------------------------

                                                    September 30,December 31,
                                                        2002         2001
                                                    ------------ ------------
                                                     (Unaudited)
CURRENT LIABILITIES

  Accounts payable                                  $      1,585 $    663,222
  Client payouts payable                                       -    1,364,429
  Related party payables                                   1,220      192,793
  Accrued expenses                                             -       12,258
                                                    ------------ ------------
   Total Current Liabilities                               2,805    2,232,702
                                                    ------------ ------------

LONG-TERM LIABILITIES

  Notes payable                                                -       90,000
                                                    ------------ ------------
   Total Long-Term Liabilities                                 -       90,000
                                                    ------------ ------------

   Total Liabilities                                           -    2,322,702
                                                    ------------ ------------


STOCKHOLDERS' EQUITY (DEFICIT)

  Common stock: 25,000,000 shares authorized of
   $0.001 par value, 11,360,000 and 14,360,000
   shares issued and outstanding, respectively            11,360       14,360
  Additional paid-in capital                           1,849,152      729,003
  Deficit accumulated prior to the development stage  (1,858,512)  (1,614,143)
  Deficit accumulated during the development stage        (3,001)           -
                                                    ------------ ------------
   Total Stockholders' Equity (Deficit)                   (1,001)    (870,780)
                                                    ------------ ------------

   TOTAL LIABILITIES AND STOCKHOLDERS'
    EQUITY (DEFICIT)                                $      1,804 $  1,451,922
                                                    ============ ============



The accompanying notes are an integral part of these financial statements.

                          iCHANCE INTERNATIONAL, INC.
                         (A Development Stage Company)
                           Statements of Operations
                                  (Unaudited)


STATEMENTS OF OPERATIONS (Unaudited)


                                                                   From
                                                               Inception of
                                                                Development
                                                                 Stage on
                            For the              For the         March 31,
                       Three Month Ended    Nine Months Ended      2002
                          September 30,       September 30,       Through
                       ------------------  -------------------  September 30,
                         2002      2001      2002       2001        2002
                       --------- --------  --------- ---------  -------------

REVENUES               $       - $      -  $       - $       -  $           -
                       --------- --------  --------- ---------  -------------

EXPENSES
  Depreciation and
    amortization             292        -        292         -            292
  General and
    administrative         2,709        -      2,709         -          2,709
                       --------- --------  --------- ---------  -------------
   Total Expenses          3,001        -      3,001         -          3,001
                       --------- --------  --------- ---------  -------------

LOSS FROM CONTINUING
 OPERATIONS              (3,001)        -     (3,001)        -         (3,001)
                       --------- --------  --------- ---------  --------------

INCOME (LOSS) FROM
 DISCONTINUED OPERATIONS
 (Note 4)                      -  (329,760) (244,369) (207,918)             -
                       --------- --------  --------- ---------  -------------
NET INCOME (LOSS)      $ (3,001) $(329,760)$(247,370)$(207,918) $      (3,001)
                       ========= ========= ========= =========  ==============


BASIC LOSS PER COMMON
 SHARE

  Loss from continuing
   operations          $  (0.00) $ (0.00)  $  (0.00) $  (0.00)
  Loss from discontinued
   operations             (0.00)   (0.07)     (0.02)    (0.04)
                       --------- --------  --------- ---------

  Basic loss per share $  (0.00) $ (0.07)  $  (0.02) $  (0.04)
                       ========= ========  ========= =========
WEIGHTED AVERAGE
 NUMBER OF SHARES
 OUTSTANDING          11,360,000 4,999,856 12,349,011 5,539,180
                      ========== ========= ========== =========

The accompanying notes are an integral part of these financial statements.

                          iCHANCE INTERNATIONAL, INC.
                         (A Development Stage Company)
                 Statements of Stockholders' Equity (Deficit)


STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)


                                                          Deficit      Deficit
                                                        Accumulated  Accumulated
                                             Additional  prior to the during the
                            Common Stock      Paid-in   Development  Development
                          Shares    Amount    Capital      Stage        Stage
                         --------- -------   --------   -----------  ----------
Balance, Dec 31, 2000    4,971,828 $ 4,972   $452,678   $   589,521  $        -

Common stock issued
  for cash                  28,172      28    630,391             -           -
Commissions paid on stock
 offerings                       -       -   (378,251)            -           -
Additional capital contributed   -       -     38,385             -           -
Recapitalization         9,360,000   9,360    (14,200)            -           -
Net loss for the year ended
 December 31, 2001               -       -          -    (2,203,664)          -
                         --------- -------   --------   -----------  ----------
Balance, Dec 31, 2001   14,360,000  14,360    729,003    (1,614,143)          -

Common stock cancelled
 per modification agreement
 with Software Ventures
 (See Note 4)(unaudited)(5,000,000) (5,000) 1,120,149             -           -

Common stock issued for
 intangible asset and investment
 in non-marketable security
 (unaudited)             2,000,000   2,000          -             -           -

Net loss for the nine months
 ended September 30, 2002
 (unaudited)                     -       -          -      (244,369)     (3,001)
                         --------- -------   --------   -----------  ----------

Balance, September 30, 2002
 (unaudited)            11,360,000 $11,360 $1,849,152   $(1,858,512)  $  (3,001)
                        ========== ======= ==========   ============  ==========


The accompanying notes are an integral part of these financial statements.

                          iCHANCE INTERNATIONAL, INC.
                         (A Development Stage Company)
                           Statements of Cash Flows
                                  (Unaudited)


STATEMENTS OF CASH FLOWS (UNAUDITED)

                                                                      From
                                                                  Inception of
                                                                   Development
                                                                    Stage on
                                                 For the            March 31,
                                            Nine Months Ended     2002 Through
                                              September 30,       September 30,
                                           2002         2001          2002
                                       ------------ ------------- ------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                             $   (247,370)$    (207,918)$     (3,001)
  Adjustments to reconcile net loss to net cash
   used by operating activities:
   Depreciation and amortization              4,873        94,203          292
   Bad debt expense                               -       913,650            -
  Changes in assets and liabilities:
   (Increase) decrease in accounts
      receivable                            419,251    (1,174,581)           -
   Decrease in interest receivable                -        31,907            -
   (Increase) decrease in other assets       25,674       (14,502)           -
   Increase (decrease) in accounts payable
       and accrued expenses                (313,368)     (218,919)       1,585
   (Decrease) in deferred revenue                 -      (111,500)           -
                                       ------------ ------------- ------------

     Net Cash Used by Operating
        Activities                         (110,940)     (687,660)      (1,124)
                                       ------------ ------------- ------------

CASH FLOWS FROM INVESTING ACTIVITIES

  Cash given up in modification agreement   (24,847)            -            -
  Purchase of fixed assets                   (3,421)      (10,873)           -
  Purchase of intangible assets                   -      (752,500)           -
                                       ------------ ------------- ------------

     Net Cash Used by Investing
        Activities                          (28,268)     (763,373)           -
                                       ------------ ------------- ------------

CASH FLOWS FROM FINANCING ACTIVITIES

  Decrease in notes receivable - related party    -       450,000            -
  Proceeds from notes payable                     -        90,000            -
  Proceeds from related party payable        74,220        18,693        1,220
  Common stock issued for cash                    -       630,419            -
  Commission paid on stock offerings              -      (378,251)           -
  Additional capital contributed                  -        38,385            -
  Deferred stock offering costs                   -       173,623            -
  Stock subscription deposit                      -      (289,229)           -
                                       ------------ ------------- ------------
   Net Cash Provided by Financing
     Activities                              74,220       733,640        1,220
                                       ------------ ------------- ------------

NET INCREASE (DECREASE) IN CASH             (64,988)     (717,393)          96

CASH AT BEGINNING OF PERIOD                  65,084       852,994            -
                                       ------------ ------------- ------------
CASH AT END OF PERIOD                  $         96 $     135,601 $         96
                                       ============ ============= ============


The accompanying notes are an integral part of these financial statements.

                          iCHANCE INTERNATIONAL, INC.
                         (A Development Stage Company)
                     Statements of Cash Flows (Continued)
                                  (Unaudited)


STATEMENTS OF CASH FLOWS (UNAUDITED) (CONTINUED)

                                                                      From
                                                                  Inception of
                                                                   Development
                                                                    Stage on
                                                 For the            March 31,
                                            Nine Months Ended     2002 Through
                                              September 30,       September 30,
                                           2002         2001          2002
                                       ------------ ------------- ------------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW
 INFORMATION

  Interest                             $          - $           - $          -
  Income taxes                         $          - $           - $          -

SUPPLEMENTAL DISCLOSURE OF
 NON-CASH INVESTING AND FINANCING
 ACTIVITIES

  Common stock issued for intangible
    asset and investment in
    non-marketable security            $      2,000 $           - $          -


  The accompanying notes are an integral part of these financial statements.

                          iCHANCE INTERNATIONAL, INC.
                         (A Development Stage Company)
                       Notes to the Financial Statements
                   September 30, 2002 and December 31, 2001

NOTE 1 - BASIS OF FINANCIAL STATEMENT PRESENTATION

         The accompanying unaudited condensed financial statements have been prepared by the Company pursuant to the rules and regulations of the Securities Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepares in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted in accordance with such rules and regulations. The information furnished in the interim condensed financial statements include normal recurring adjustments and reflects all adjustments, which, in the opinion of management, are necessary for a fair presentation of such financial statements. Although management believes the disclosures and information presented are adequate to make the information not misleading, it is suggested that these interim condensed financial statements be read in conjunction with the Company's most recent audited financial statements and notes thereto included in its December 31, 2001 Annual Report on Form 10-KSB. Operating results for the three and nine months ended September 30, 2002 are not necessarily indicative of the results that may be expected for the year ending December 31, 2002.

NOTE 2 - GOING CONCERN

         The  Company's financial  statements  are  prepared  using  accounting principles generally accepted in the United States of America applicable to a going concern that contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has incurred losses that have resulted in an accumulated deficit of $1,861,513 at September 30, 2002 which raises substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments relating to the recoverability and classifications of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty. It is management's plans to offer technology licensing and managed services to the smaller land-based casinos in the State of Nevada. The websites will initially be on a not-for-wager basis and will form the nucleus of the interactive gaming sites once gaming issues have been worked out between the United States government and the State of Nevada. The activities of the Company shall be funded by the majority shareholder until such time as the Company completes a Private Placement Memorandum to accredited investors. However, there can be no assurance that the Company will be successful in its plans.

NOTE 3 - RELATED PARTY TRANSACTIONS

         During July and August 2002, the President loaned the Company the amount of $1,220 to pay the Company's expenses for the quarter. The loan is payable on demand, is unsecured, and interest will be imputed at 10% per annum. Also during the three months ended September 30, 2002, the Company paid the President of the Company a total of $1,090 in management fees.

                          iCHANCE INTERNATIONAL, INC.
                         (A Development Stage Company)
                       Notes to the Financial Statements
                   September 30, 2002 and December 31, 2001


NOTE 4 - MODIFICATION AGREEMENT

         Effective March 31, 2002, the Company entered into a Modification Agreement ("Agreement") with Software Ventures, Inc. (Ventures) to modify and amend certain terms set forth in the Plan and Agreement of Reorganization ("Reorganization") between them on September 14, 2001. The Agreement amends the Reorganization to change it to an Asset Purchase Agreement and substantially all assets and liabilities of the Company and its subsidiaries have been returned to Ventures, and Ventures has returned the 5,000,000 shares of the Company's common stock that has been subsequently cancelled. The Agreement provides Ventures with 2,000,000 shares of the Company's common stock and the Company has received one copy of Venture's FutureBet casino gaming software and 250,000 shares of Venture's common stock. The Company's copy of the casino gaming software is without right, title, or interest in underlying source code and is solely for operators and licensors within the 50 United States for a period of three years.

         Also effective March 31, 2002, the Company's President, who was also the Director, Secretary, and Treasurer, resigned his positions with the Company. The Company has appointed a new president, who will also act as Director, Secretary, and Treasurer. The newly appointed president is the same individual that was the majority shareholder and officer of the Company prior to the Reorganization on September 14, 2001. The Company has accounted for the operations returned to Ventures as discontinued. At March 31, 2002, the Company and its subsidiaries had net liabilities in excess of assets of $1,115,150. At the time of the Agreement, Ventures and the Company were under common control and the previously issued 5,000,000 shares of common stock that were cancelled as part of the Agreement have been valued based on the net liabilities in excess of assets of $1,115,150. This amount has been credited against additional paid-in capital because of the common control that existed. The following is a summary of loss from discontinued operations resulting from the Agreement between Ventures and the Company for the three and nine months ended September 30, 2002 and 2001. The financial statements have been retroactively restated to reflect this event. As a result of the discontinued operations, the Company is considered a development stage company as defined by SFAS No. 7.

                          iCHANCE INTERNATIONAL, INC.
                         (A Development Stage Company)
                       Notes to the Financial Statements
                   September 30, 2002 and December 31, 2001

NOTE 4 -MODIFICATION AGREEMENT (Continued)


                                            For the              For the
                                      Three Months Ended    Nine Months Ended
                                         September 30,        September 30,
                                       2002       2001       2002       2001
                                     ---------  ---------  ---------  ----------
                                    (Unaudited)(Unaudited)(Unaudited)(Unaudited)
        REVENUES                     $       -  $ 630,620  $ 275,668  $2,267,859

        EXPENSES

         Client payouts, net of receipts     -    384,288          -           -
         Bad debt                            -    221,220          -     913,650
         Consulting                          -          -      6,602           -
         Depreciation and amortization       -     38,803      4,581      94,203
         General and administrative          -    235,511    132,638   1,000,911
         Salaries and wages                  -     86,143     82,984     484,261
         Software development costs          -          -    283,000           -
         Travel and entertainment            -          -     10,232           -
                                     ---------  ---------  ---------  ----------
           Total Expenses                    -    965,965    520,037   2,493,025
                                     ---------  ---------  ---------  ----------
        LOSS FROM OPERATIONS                 -   (335,345)  (244,369)  (225,166)
                                     ---------  ---------  ---------  ----------

        OTHER INCOME (EXPENSE)

         Interest income                     -      7,600          -      19,263
         Interest expense                    -     (2,015)         -     (2,015)
                                     ---------  ---------  ---------  ----------
           Total Other Income (Expense)      -      5,585          -      17,248
                                     ---------  ---------  ---------  ----------
        INCOME TAX EXPENSE                   -          -          -           -
                                     ---------  ---------  ---------  ----------

        INCOME (LOSS) FROM
         DISCONTINUED OPERATIONS     $       -  $(329,760) $(244,369) $(207,918)
                                     =========  =========  =========  ==========
                          iCHANCE INTERNATIONAL, INC.
                         (A Development Stage Company)
                       Notes to the Financial Statements
                   September 30, 2002 and December 31, 2001

NOTE 5 - SUBSEQUENT EVENTS

         Subsequent   to  September  30,  2002,  the  Company  entered  into  a
         promissory note with RLG Alliance Group, SA, (RLG) a Costa Rica corporation, in the amount of $25,000. The promissory note states that the note is payable on or before the six month anniversary date. On the same date as the note, RLG and the Company entered into a conversion agreement for the promissory note at 500,000 shares of its common stock valued at $0.05 per share. The agreement also states that if the Company's transaction with an unrelated third party is not consummated, then either the Company or RLG will have the right to rescind the agreement and have their respective stock or cash returned.

                  iCHANCE INTERNATIONAL, INC. AND SUBSIDIARIES
                           (Formerly Card-Smart Corp.)



                                     INDEX
                                                                     Page
                                                                     ----
        Independent Auditors' Report, April 8, 2002                  F-28

        Consolidated Balance Sheet, December 31, 2001                F-29 - F-30

        Consolidated Statements of Operations for the
         years ended December 31, 2001 and 2000                      F-31

        Consolidated Statements of Stockholders' Equity (Deficit)
         for the years ended December 31, 2001 and 2000              F-32

        Consolidated Statements of Cash Flows for the years
         ended December 31, 2001 and 2000                            F-33 - F-34

        Notes to Consolidated Financial Statements                   F-35 - F-49

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors
iChance International, Inc. and Subsidiaries
(Formerly Card-Smart Corp.)
Las Vegas, Nevada

We have audited the accompanying consolidated balance sheet of iChance International, Inc. and Subsidiaries (formerly Card-Smart Corp.) as of December 31, 2001 and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for the years ended December 31, 2001 and 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of iChance International, Inc. and Subsidiaries (formerly Card-Smart Corp.) as of December 31, 2001 and the consolidated results of their operations and their cash flows for the years ended December 31, 2001 and 2000 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered a significant loss from operations for the year ended December 31, 2001, has an accumulated deficit of $1,614,143 and has a working capital deficit of approximately $830,000. This raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in
Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



HJ & Associates, LLC
Salt Lake City, Utah
April 8, 2002
                  iCHANCE INTERNATIONAL, INC. AND SUBSIDIARIES
                           (Formerly Card-Smart Corp.)
                           Consolidated Balance Sheet




                                     ASSETS
                                                                   December 31,
                                                                       2001
                                                                   ------------
CURRENT ASSETS

   Cash and cash equivalents                                       $     65,084
   Accounts receivable                                                1,303,444
   Prepaid expenses                                                      34,122
                                                                   ------------

     Total Current Assets                                             1,402,650
                                                                   ------------

PROPERTY AND EQUIPMENT, NET (Notes 1 and 3)                              20,992
                                                                   ------------

OTHER ASSETS

   Software license (Note 1)                                             17,500
   Investment in non-marketable security, net (Note 5)                     --
   Intangible assets (Note 4)                                            10,780
                                                                   ------------

     Total Other Assets                                                  28,280
                                                                   ------------

     TOTAL ASSETS                                                  $  1,451,922
                                                                   ============







The accompanying notes are an integral part of these consolidated financial statements.

                  iCHANCE INTERNATIONAL, INC. AND SUBSIDIARIES
                           (Formerly Card-Smart Corp.)
                     Consolidated Balance Sheet (Continued)


                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)


CURRENT LIABILITIES

   Accounts payable                                                $    663,222
   Client payouts payable                                             1,364,429
   Related party payables (Note 7)                                      192,793
   Accrued expenses                                                      12,258
                                                                   ------------

     Total Current Liabilities                                        2,232,702
                                                                   ------------

LONG-TERM LIABILITIES

     Notes payable (Note 6)                                              90,000
                                                                   ------------

       Total Long-Term Liabilities                                       90,000
                                                                   ------------

       Total Liabilities                                              2,322,702
                                                                   ------------

COMMITMENTS AND CONTINGENCIES (Note 10)

STOCKHOLDERS' EQUITY (DEFICIT)

   Common stock: 25,000,000 shares authorized of $0.001 par
     value, 14,360,000 shares issued and outstanding                     14,360
   Additional paid-in capital                                           729,003
   Accumulated deficit                                               (1,614,143)
                                                                   ------------

     Total Stockholders' Equity (Deficit)                              (870,780)
                                                                   ------------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)          $  1,451,922
                                                                   ============






The accompanying notes are an integral part of these consolidated financial statements.

                  iCHANCE INTERNATIONAL, INC. AND SUBSIDIARIES
                           (Formerly Card-Smart Corp.)
                      Consolidated Statements of Operations

                                                          For the Years Ended
                                                              December 31,
                                                          2001            2000
                                                       -----------    ----------
REVENUES
   Client receipts, net of payouts                     $   430,605    $1,964,119
   Website development                                        --       1,240,400
   Other                                                   747,057       764,188
                                                       -----------    ----------

     Total Revenues                                      1,177,662     3,968,707
                                                       -----------    ----------
EXPENSES
   Bad debt                                                   --         683,037
   Consulting                                                6,757       468,818
   Depreciation and amortization                            21,521        14,775
   General and administrative                            1,002,803     1,929,261
   Salaries and wages                                      559,399       629,139
   Software development costs (Notes 1 and 8)              922,075          --
   Travel and entertainment                                432,757        95,180
                                                       -----------    ----------

     Total Expenses                                      2,945,312     3,820,210
                                                       -----------    ----------

INCOME (LOSS) FROM OPERATIONS                           (1,767,650)      148,497
                                                       -----------    ----------
OTHER INCOME (EXPENSE)
   Interest income                                          12,407        43,771
   Interest expense                                         (7,500)         --
   Loss on impairment of investment                        (50,000)         --
                                                       -----------    ----------

     Total Other Income (Expense)                          (45,093)       43,771
                                                       -----------    ----------

INCOME (LOSS) BEFORE CHANGE IN ACCOUNTING ESTIMATE      (1,812,743)      192,268
   Change in accounting estimate (Note 9)                 (390,921)         --
                                                       -----------    ----------

NET INCOME (LOSS)                                      $(2,203,664)   $  192,268
                                                       ===========    ==========

BASIC INCOME (LOSS) PER SHARE
   Income (loss) before change in accounting estimate  $     (0.23)   $     0.04
   Change in accounting estimate                             (0.05)         --
                                                       -----------    ----------

     Total Basic Income (Loss) Per Share               $     (0.28)   $     0.04
                                                       ===========    ==========
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING            7,762,510     4,933,852
                                                       ===========    ==========

The accompanying notes are an integral part of these consolidated financial statements.

                  iCHANCE INTERNATIONAL, INC. AND SUBSIDIARIES
                           (Formerly Card-Smart Corp.)
            Consolidated Statements of Stockholders' Equity (Deficit)


                                              Common Stock           Additional
                                       ------------------------       Paid-in      Accumulated
                                         Shares         Amount         Capital        Deficit
                                       ----------    -----------     ----------    ------------

Balance, December 31, 1999              4,920,088          4,920         95,080         397,253

Recapitalization                            4,920              5        (30,005)              -

Common stock issued for cash               46,820             47        968,863               -

Commissions paid on stock offerings
   (Note 11)                                    -              -       (581,260)              -

Net income for the year ended
   December 31, 2000                            -              -              -         192,268
                                       ----------    -----------     ----------    ------------

Balance, December 31, 2000              4,971,828          4,972        452,678         589,521

Common stock issued for cash               28,172             28        630,391               -

Commissions paid on stock offerings
   (Note 11)                                    -              -       (378,251)              -

Additional capital contributed                  -              -         38,385               -

Recapitalization                        9,360,000          9,360        (14,200)              -

Net loss for the year ended
   December 31, 2001                            -              -              -      (2,203,664)
                                       ----------    -----------     ----------    ------------

Balance, December 31, 2001             14,360,000    $    14,360     $  729,003    $ (1,614,143)
                                       ==========    ===========     ==========    ============





The accompanying notes are an integral part of these consolidated financial statements.

                  iCHANCE INTERNATIONAL, INC. AND SUBSIDIARIES
                           (Formerly Card-Smart Corp.)
                      Consolidated Statements of Cash Flows

                                                                 For the Years Ended
                                                                     December 31,
                                                                2001           2000
                                                             -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income (loss)                                         $(2,203,664)   $   192,268
   Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
     Depreciation and amortization                                21,521         14,775
     Bad debt expense                                               --          683,037
     Change in accounting estimate                               390,921           --
     Loss on impairment of investment                             50,000           --
   Changes in assets and liabilities:
     (Increase) in accounts receivable                          (599,576)    (1,209,488)
     (Increase) decrease in interest receivable                   31,907        (31,907)
     Decrease in prepaid assets                                   95,045        120,833
     Increase in accounts payable                                754,015        899,305
     Increase in accrued expenses                                 12,258           --
     Increase (decrease) in deferred revenue                    (111,500)        14,375
                                                             -----------    -----------

       Net Cash Provided (Used) by Operating Activities       (1,559,073)       683,198
                                                             -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of gaming software license                          (100,000)       (50,000)
   Purchase of fixed assets                                      (23,327)       (27,663)
   Purchase of intangible assets                                 (13,050)          --
   Investment in non-marketable security                            --          (50,000)
                                                             -----------    -----------

       Net Cash (Used) by Investing Activities                  (136,377)      (127,663)
                                                             -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
   (Increase) decrease in notes receivable - related party       450,000       (450,000)
   Proceeds from notes payable                                    90,000           --
   Proceeds from related party payable                           192,593            200
   Payments on related party payable                                --         (125,000)
   Common stock issued for cash                                  630,419        968,910
   Commissions paid on stock offerings                          (378,251)      (581,260)
   Additional capital contributed                                 38,385           --
   Deferred stock offering costs                                 173,623       (173,623)
   Stock subscription deposit                                   (289,229)       289,229
                                                             -----------    -----------

       Net Cash Provided (Used) by Financing Activities      $   907,540    $   (71,544)
                                                             -----------    -----------

The accompanying notes are an integral part of these consolidated financial statements.

                  iCHANCE INTERNATIONAL, INC. AND SUBSIDIARIES
                           (Formerly Card-Smart Corp.)
                Consolidated Statements of Cash Flows (Continued)


                                                                 For the Years Ended
                                                                     December 31,
                                                                 2001           2000
                                                             -----------    -----------
NET INCREASE (DECREASE) IN CASH                              $  (787,910)   $   483,991

CASH AT BEGINNING OF PERIOD                                      852,994        369,003
                                                             -----------    -----------

CASH AT END OF PERIOD                                        $    65,084    $   852,994
                                                             ===========    ===========


SUPPLEMENTAL DISCLOSURE OF CASH FLOW
   INFORMATION

   Interest                                                  $         -    $         -
   Income taxes                                              $         -    $         -


SUPPLEMENTAL DISCLOSURE OF NON-CASH
   INVESTING ACTIVITIES

   Assets transferred in payment of accounts payable         $    15,972    $         -









The accompanying notes are an integral part of these consolidated financial statements.

                  iCHANCE INTERNATIONAL, INC. AND SUBSIDIARIES
                           (Formerly Card-Smart Corp.)
                 Notes to the Consolidated Financial Statements
                           December 31, 2001 and 2000


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          a. Organization

          The consolidated financial statements presented are those of iChance International, Inc. (iChance NV) and its wholly-owned subsidiaries, Software Licensing Networks, Ltd. (Software), iChance Technologies, Inc. (Tech), iChance, Inc. (iChance CA), and Charter Support Systems, Ltd. (Charter). Collectively, they are referred to herein as "the Company".

          iChance NV was incorporated on May 1, 1998 under the laws of the State of Nevada as Card-Smart Corp. iChance NV was organized to perform any lawful activity permitted by the State of Nevada. On September 17, 2001, Card-Smart Corp. changed its name to iChance International, Inc.

          On September 14, 2001, iChance NV and Software Ventures, Inc. (Ventures) completed an Agreement and Plan of Reorganization whereby iChance NV issued 5,000,000 shares of its common stock in exchange for all the assets and liabilities of Ventures. Immediately prior to the Agreement and Plan of Reorganization, iChance NV had 9,360,000 shares of common stock issued and outstanding. For accounting purposes, the acquisition has been treated as a recapitalization of Ventures with Ventures as the acquirer (reverse acquisition). Ventures was treated as the acquirer for accounting purposes because the shareholders of Ventures controlled iChance NV after the acquisition. The historical financial statements prior to September 14, 2001 are those of Ventures.

          Ventures was incorporated on February 15, 1995 under the laws of the State of Nevada as Gateway Consulting, Inc. Ventures was organized to perform any lawful activity permitted by the State of Nevada, but never commenced any operations until their acquisition of Software. Gateway Consulting, Inc. later changed its name to iChance, Inc. on June 5, 2000 and then to Software Ventures, Inc. on September 17, 2001. On January 7, 2000, Ventures and Software completed an Agreement and Plan of Reorganization whereby Ventures issued 4,920,088 shares of its common stock in exchange for all of the outstanding stock of Software. Immediately prior to the Agreement and Plan of Reorganization, Ventures had 4,920 shares of common stock issued and outstanding. For accounting purposes, the acquisition has been treated as a recapitalization of Software with Software as the acquirer (reverse acquisition). Software was treated as the acquirer for accounting purposes because the shareholders of Software controlled Ventures after the acquisition. The historical financial statements prior to January 7, 2000 are those of Software.

                  iCHANCE INTERNATIONAL, INC. AND SUBSIDIARIES
                           (Formerly Card-Smart Corp.)
                 Notes to the Consolidated Financial Statements
                           December 31, 2001 and 2000

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          Subsidiaries:
          ------------
          Software was incorporated on July 8, 1998 to engage in any lawful act or activity under the Nevis Business Corporation Ordinance 1984 as Global Interactive, Ltd. Software operates by providing independent parties with web design services and access to online gaming software licensed by the Company. Software's revenues are earned from web design fees, and ongoing royalty agreements with these independent parties.

          iChance CA was incorporated on April 11, 2000 under the laws of the State of California. iChance CA was incorporated to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California.

          Tech  was   incorporated  on  January  31,  2001  under  the  Business
          Corporations Act of Yukon in British Columbia, Canada. Tech develops Internet gaming software.

          Charter was registered on October 9, 2001 as an Exempted Company incorporated in the Cayman Islands with Limited Liability. Charter was primarily inactive during 2001.

          b. Accounting Method

          The Company's consolidated financial statements are prepared using the accrual method of accounting. The Company has elected a December 31, year-end.

          c. Cash and Cash Equivalents

          The Company considers all highly liquid investment with a maturity of three months or less when purchased to be cash equivalent.

          d. Basic Income (Loss) Per Share

          Basic income (loss) per share has been calculated based on the weighted average number of shares of common stock outstanding during the period.
                                                          For the Year Ended
                                                              December 31,
                                                       -------------------------
                                                          2001           2000
           Numerator:                                  ----------    -----------
             Net income (loss) before change in
              accounting estimate                     $(1,812,743)   $  192,268
             Change in accounting estimate               (390,921)          -
                                                       ----------    -----------
              Total net income (loss)                 $(2,203,664)   $  192,268
                                                      ===========    ===========
           Denominator - weighted average shares        7,762,510     4,933,852
                                                       ----------    -----------
                  iCHANCE INTERNATIONAL, INC. AND SUBSIDIARIES
                           (Formerly Card-Smart Corp.)
                 Notes to the Consolidated Financial Statements
                           December 31, 2001 and 2000

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          d. Basic Income (Loss) Per Share (Continued)

                                                          For the Year Ended
                                                              December 31,
                                                       -------------------------
                                                          2001           2000
                                                       ----------    -----------
            Net income (loss) per share:
              Net income (loss) before change
               in accounting estimate                  $    (0.23)   $     0.04
              Change in accounting estimate                 (0.05)         0.04
                                                       ----------    ----------

                Total basic income (loss) per share    $    (0.28)   $      0.04
                                                       ==========    ===========

          e. Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          f. Provision for Taxes

          The Company's principal operations are within the jurisdiction of Nevis, part of the British Virgin Islands, where there is no income tax. The Company also has operations in Canada and the United States of America.

          No provision for income taxes has been accrued for the U.S. operations because the Company has net operating losses from inception of the U.S. operations. The net operating loss carry forwards of approximately $472,000 at December 31, 2001 expire in 2021. No tax benefit has been reported in the financial statements because the Company is uncertain if the carryforwards will expire unused. Accordingly, the potential tax benefits are offset by a valuation account of the same amount.

                  iCHANCE INTERNATIONAL, INC. AND SUBSIDIARIES
                           (Formerly Card-Smart Corp.)
                 Notes to the Consolidated Financial Statements
                           December 31, 2001 and 2000

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          f. Provision for Taxes (Continued)

          The income tax benefit differs from the amount computed at federal statutory rates of approximately 39% as follows:

                                                          For the Year Ended
                                                              December 31,
                                                       -------------------------
                                                          2001           2000
                                                       ----------    -----------
            Income tax benefit at statutory rate       $  154,000    $   30,000
            Change in valuation allowance                (154,000)      (30,000)
                                                       ----------    -----------
                                                       $        -    $        -
                                                       ==========    ===========

          Deferred tax assets (liabilities) are comprised of the following:

                                                         For the Year Ended
                                                              December 31,
                                                       -------------------------
                                                          2001           2000
                                                       ----------    -----------

            Income tax benefit at statutory rate       $  184,000    $   30,000
            Change in valuation allowance                (184,000)      (30,000)
                                                       ----------    -----------

                                                       $        -    $        -
                                                       ==========    ===========

          Due to the  change in  ownership  provisions  of the Tax Reform Act of
          1986, net operating loss carryforwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carryforwards may be limited as to use in future years.

          g. Property and Equipment

          Property and equipment are stated at cost. The Company provides for depreciation using the straight-line method over the following useful lives:

                 Computer equipment                        3 to 5 years
                 Furniture and fixtures                    3 to 5 years
                 Leasehold improvements                         3 years
                  iCHANCE INTERNATIONAL, INC. AND SUBSIDIARIES
                           (Formerly Card-Smart Corp.)
                 Notes to the Consolidated Financial Statements
                           December 31, 2001 and 2000

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          h. Adoption of New Accounting Principles

          The Company has adopted the provisions of FASB Statement No. 138 "Accounting for Certain Derivative Instruments and Hedging Activities, (an amendment of FASB Statement No. 133.)" Because the Company had adopted the provisions of FASB Statement No. 133, prior to June 15, 2000, this statement is effective for all fiscal quarters beginning after June 15, 2000. The adoption of this principle had no material effect on the Company's consolidated financial statements.

          The Company has adopted the provisions of FASB Statement No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (a replacement of FASB Statement No. 125.)" This statement provides accounting and reporting standard for transfers and servicing of financial assets and extinguishments of liabilities. Those standards are based on consistent application of a financial-components approach that focuses on control. Under that approach, the transfer of financial assets, the Company recognized the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished.

          This statement provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. This statement is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. This statement is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. The adoption of this principle had no material effect on the Company's consolidated financial statements.

          The Company has adopted the provisions of FIN 44 "Accounting for Certain Transactions Involving Stock Compensation (an interpretation of APB Opinion No. 25.)" This interpretation is effective July 1, 2000. FIN 44 clarifies the application of Opinion No. 25 for only certain issues. It does not address any issues related to the application of the fair value method in Statement No. 123. Among other issues, FIN 44 clarifies the definition of employee for purposes of applying Opinion 25, the criteria for determining whether a plan qualifies as a noncompensatory plan, the accounting consequence of various modifications to the terms of a previously fixed stock option or award, and accounting for an exchange of stock compensation awards in a business combination. The adoption of this principle had no material effect on the Company's consolidated financial statements.

                  iCHANCE INTERNATIONAL, INC. AND SUBSIDIARIES
                           (Formerly Card-Smart Corp.)
                 Notes to the Consolidated Financial Statements
                           December 31, 2001 and 2000

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          i. Newly Issued Accounting Pronouncements

          SFAS  NO.'S  141 AND 142 -- In June  2001,  the  Financial  Accounting
          Standards  Board (FASB)  adopted  Statement  of  Financial  Accounting
          Standards SFAS No. 141 is effective as to any business combination occurring after June 30, 2001 and certain transition provisions that affect accounting for business combinations prior to June 30, 2001 are effective as of the date that SFAS No.142 is applied in its entirety, which was September 30, 2001.

          SFAS No. 141 provides standards for accounting for business combinations. Among other things, it requires that only the purchase method of accounting be used and that certain intangible assets acquired in a business combination (i.e. those that result from contractual or other legal rights or are separable) be recorded as an asset apart from goodwill. The transition provisions require that an assessment be made of previous business combinations and, if appropriate, reclassifications be made to or from goodwill to adjust the recording of intangible assets such that the criteria for recording intangible assets apart from goodwill is applied to the previous business combinations The adoption of this principle had no material effect on the company's financial statements.

          SFAS No. 142 provides, among other things, that goodwill and intangible assets with indeterminate lives shall not be amortized. Goodwill shall be assigned to a reporting unit and annually assessed for impairment. Intangible assets with determinate lives shall be amortized over their estimated useful lives, with the useful lives reassessed continuously, and shall be assessed for impairment under the provisions of SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets to be Disposed of." Goodwill is also assessed for impairment on an interim basis when events and circumstances warrant. Upon adoption of SFAS No. 142, the Company will assess whether an impairment loss should be recognized and measured by comparing the fair value of the "reporting unit" to the carrying value, including goodwill. If the carrying value exceeds fair value, then the Company will compare the implied fair value of the goodwill (as defined in SFAS No. 142) to the carrying amount of the goodwill. If the carrying amount of the goodwill exceeds the implied fair value, then the goodwill be adjusted to the implied fair value.

                 iCHANCE INTERNATIONAL, INC. AND SUBSIDIARIES
                           (Formerly Card-Smart Corp.)
                 Notes to the Consolidated Financial Statements
                           December 31, 2001 and 2000

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          i. Newly Issued Accounting Pronouncements (Continued)

          SFAS NO. 143 -- On August 16, 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations," which is effective for fiscal years beginning after June 15, 2002. It requires that obligations associated with the retirement of a tangible long-lived asset be recorded as a liability when those obligations are incurred, with the amount of the liability initially measured at fair value. Upon initially recognizing for an accrued retirement obligation, an entity must capitalize the cost by recognizing an increase in the carrying amount of the related long-lived asset. Over time, the liability is accreted to its present value each period, and the capitalized cost is depreciated over the useful life of the related asset. Upon settlement of the liability, an entity either settles the obligation for its recorded amount or incurs a gain or loss upon settlement.

          While the Company has not completed the process of determining the effect of this new accounting pronouncement on its consolidated financial statements, the Company currently expects that the effect of SFAS No. 143 on the Company's financial statements, when it becomes effective, will not be significant.

          SFAS NO. 144 - On October 3, 2001, the Financial Accounting Standards Board issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" which is effective for financial statements issued for fiscal years beginning after December 15, 2001 and, generally, its provisions are to be applied prospectively. SFAS 144 supercedes SFAS Statement No. 121 (FAS 121), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." SFAS 144 applies to all long-lived assets (including discontinued operations) and consequently amends Accounting Principles Board Opinion No. 30 (APB 30), "Reporting Results of Operations - Reporting the Effects of Disposal of a Segment of a Business."

          SFAS 144  develops  one  accounting  model (based on the model in SFAS
          121) for long-lived assets that are to be disposed of by sale, as well as addresses the principal implementation issues. SFAS 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell. That requirement eliminates the requirement of APB 30 that discontinued operations be measured at net realizable value or that entities include under "discontinued operations" in the financial statements amounts for operating losses that have not yet occurred. Additionally, SFAS 144 expands the scope of discontinued operations to include all components of an entity with operations that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction.

                 iCHANCE INTERNATIONAL, INC. AND SUBSIDIARIES
                           (Formerly Card-Smart Corp.)
                 Notes to the Consolidated Financial Statements
                           December 31, 2001 and 2000


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          i. Newly Issued Accounting Pronouncements (Continued)

          While the Company has not completed the process of determining the effect of this new accounting pronouncement on its consolidated financial statements, the Company currently expects that the effect of SFAS No. 144 on the Company's consolidated financial statements, when it becomes effective, will not be significant.

          j. Revenue Recognition

          Initial license fees of gaming software are recognized as revenue upon the completion of the license sale transactions. Before the revenues are recognized, deposits from licensees are recorded as deferred revenue. Client receipts on the Internet gaming revenues are recognized on the basis of cash received, according to FASB Statement of Financial Accounting Concepts (SFAC) No. 5, Recognition and Measurement in Financial Statements of Business Enterprises, Paragraph 84(g) because the collectibility of accounts receivable is doubtful and not assured. (See Note 9).

          Gaming and monthly licensing royalty revenues and other fees are recognized over the period services are provided.

          Gaming revenues are presented net of customer winnings.

          k. Advertising

          The Company follows the policy of charging the costs of advertising to expense as incurred. Advertising expense was $172,156 and $314,603 for the years ended December 31, 2001 and 2000, respectively.

          l. Software Development Costs

          The Company follows the accounting and disclosure requirements of SFAS No. 86, Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed, as such, software development costs incurred prior to when technological feasibility has been established are expensed. Software development costs incurred after technological feasibility has been established will be capitalized. (See Note 8).

                 iCHANCE INTERNATIONAL, INC. AND SUBSIDIARIES
                           (Formerly Card-Smart Corp.)
                 Notes to the Consolidated Financial Statements
                           December 31, 2001 and 2000

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          m. Impairment of Long-Lived Assets

          The Company reviews long-lived assets and identifiable intangibles whenever events or circumstances indicate that the carrying amounts of such assets may not be fully recoverable. The Company evaluates the recoverability of long-lived assets by measuring the carrying amounts of the assets against the estimated undiscounted cash flows associated with these assets. At the time such evaluation indicates that the future undiscounted cash flows of certain long-lived assets are not sufficient to recover the assets' carrying value, the assets are adjusted to their fair values (based upon discounted cash flows). During the year ended December 31, 2001, the Company recorded an impairment loss of $50,000. The Company recorded the loss because it had determined that the investment in the non-marketable equity security had become impaired due to the permanent decline in the value of the security.

          n. Principles of Consolidation

          The consolidated financial statements include those of iChance International, Inc. and its wholly owned subsidiaries, Software Licensing Networks, Ltd., iChance Technologies, Inc., iChance, Inc., and Charter Support Systems, Ltd.

          o. Concentrations of Risk - Foreign Operations

          The Company operates in Nevis that has a developing economy. Hyperinflation, volatile exchange rates and rapid political and legal change, often accompanied by military insurrection, have been common in this and certain other emerging markets in which the Company may conduct operations. The Company may be materially adversely affected by possible political or economic instability in Nevis. The risks include, but are not limited to terrorism, military repression, expropriation, changing fiscal regimes, extreme fluctuations in currency exchange rates, high rates of inflation and the absence of industrial and economic infrastructure. Changes in development or investment policies or shifts in the prevailing political climate in Nevis in which the Company operates could adversely affect the Company's business. Operations may be affected in varying degrees by government regulations with respect to development restrictions, price controls, export controls, income and other taxes, expropriation of property, maintenance of claims, environmental legislation, labor, welfare, benefit policies, land use, land claims of local residents, water use and mine safety. The effect of these factors cannot be accurately predicted.

                  iCHANCE INTERNATIONAL, INC. AND SUBSIDIARIES
                           (Formerly Card-Smart Corp.)
                 Notes to the Consolidated Financial Statements
                           December 31, 2001 and 2000

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          p. Foreign Currency Translation

          All transactions in currencies other than the United States dollar during the year are translated at the exchange rates on the transaction dates. Monetary assets and liabilities denominated in a foreign currency are translated at the prevailing year-end rates of exchange. Exchange gains or losses are included in the consolidated statements of income (loss) and retained earnings.

          q. Software License

          The Company has capitalized the cost of their Internet software license. Software license costs are as follows:

                                                                   December 31,
                                                                       2001
                                                                 --------------
                License cost                                     $       50,000
                Accumulated amortization                                (32,500)
                                                                 --------------

                Net cost                                         $       17,500
                                                                 ==============

          The software license is being amortized on the straight-line method over its estimated useful life of 5 years. Amortization expense for the years ended December 31, 2001 and 2000 was $10,000 and $10,000, respectively.


NOTE 2 -  GOING CONCERN

          The Company's consolidated financial statements are prepared using generally accepted accounting principles applicable to a going concern that contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has incurred a significant loss for the year ended December 31, 2001 that has resulted in an accumulated deficit of $1,614,143 at December 31, 2001 and a working capital deficit of approximately $830,000 which raises substantial doubt about the Company's ability to continue as a going concern. The accompanying consolidated financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty.

                  iCHANCE INTERNATIONAL, INC. AND SUBSIDIARIES
                           (Formerly Card-Smart Corp.)
                 Notes to the Consolidated Financial Statements
                           December 31, 2001 and 2000

NOTE 2 -  GOING CONCERN (Continued)

          The Company has experienced a relatively significant amount of financial loss for the year ended December 31, 2001. The majority of such loss can be directly attributable to costs incurred by the Company for the development of its Internet gaming systems.

          In realizing the severity of the Company's present financial state, the Company plans to immediately strengthen its position. And as the Company approaches completion on the development of the initial version of its Internet gaming system, management does plan on significantly reducing costs associated with such development.

          And while the Company will begin to reap some of the benefits of the completed Internet gaming system, upon its release in the second quarter of 2002, additional steps are also being taken to secure additional funding. The Company has some available funds from a line of credit and is considering a potential asset sale. Additionally, the Company is also currently planning on modifying its September 14, 2001 asset purchase and reorganization agreement with Software Ventures, Inc. The planned modification would assist the Company in significantly reducing its overall expenses, as much of the costs pertaining to development would be returned to Software Ventures, Inc. However, there can be no assurance that the Company will be successful in its plans.

NOTE 3 -  PROPERTY AND EQUIPMENT

          Property and equipment consisted of the following:

                                                                   December 31,
                                                                       2001
                                                                 --------------

                Computer equipment                               $       11,414
                Furniture and fixtures                                    3,123
                Leasehold improvements                                    8,790
                                                                 --------------
                                                                         23,327
                Accumulated depreciation                                 (2,335)
                                                                 --------------

                                                                 $       20,992
                                                                 ==============

          Total depreciation expense for the years ended December 31, 2001 and 2000 was $19,251 and $14,775, respectively.

                  iCHANCE INTERNATIONAL, INC. AND SUBSIDIARIES
                           (Formerly Card-Smart Corp.)
                 Notes to the Consolidated Financial Statements
                           December 31, 2001 and 2000

NOTE 4 - INTANGIBLE ASSETS

          Intangible assets at December 31, 2001 consisted of the following:

                                                                   December 31,
                                                                       2001
                                                                 --------------

                         Trademark                               $        1,050
                         Internet domain name                            12,000
                                                                 --------------
                                                                         13,050
                         Less accumulated amortization                   (2,270)

                         Intangible Assets - Net                 $       10,780
                                                                 ==============

          Intangible assets are being amortized by the straight-line method. The trademark and Internet domain name are being amortized over 10 and 5 years, respectively. Amortization expense for the years ended December 31, 2001 and 2000 was $2,270 and $-0-, respectively.

NOTE 5 -  INVESTMENT IN NON-MARKETABLE EQUITY SECURITY

          The Company has an investment in the common stock of an unlisted company that has no public trading market. The stock represents less than 5% of that company's outstanding common stock as of December 31, 2001. This investment has been recorded at cost. During the year ended December 31, 2001, the Company recorded an impairment loss of $50,000. The Company recorded the loss because it had determined that the investment in the non-marketable equity security had become impaired due to the permanent decline in the value of the security.

NOTE 6 -  NOTES PAYABLE

          Notes payable is detailed in the following summary:

                                                                   December 31,
                                                                       2001
                                                                 --------------

            Note payable to a company; with an interest rate
              of 8% per annum; unsecured and due June 27,
              2003. Accrued interest at December 31, 2001 was
              $3,600.                                            $       90,000
                                                                 --------------

              Total Notes Payable                                        90,000

              Less Current Portion                                            -
                                                                 --------------

              Total Long-Term Notes Payable                      $       90,000
                                                                 ==============
                  iCHANCE INTERNATIONAL, INC. AND SUBSIDIARIES
                           (Formerly Card-Smart Corp.)
                 Notes to the Consolidated Financial Statements
                           December 31, 2001 and 2000

NOTE 6 - NOTES PAYABLE (Continued)

          Future maturities of long-term notes payable are as follows:

              2002                                               $            -
              2003                                                       90,000
              2004                                                            -
              2005                                                            -
              2006                                                            -
              2007 and thereafter                                             -
                                                                 --------------
                       Total                                     $       90,000
                                                                 ==============

NOTE 7 - RELATED PARTY PAYABLE

          Loans from officers and shareholders are non-interest bearing and have no fixed terms of repayment. The total amount owed to officers and shareholders at December 31, 2001 was $300.

          On July 1, 2001, the Company entered into a Line of Credit and Security Agreement with Double Mastery, Ltd., a Nevis corporation, that is also a shareholder of the Company for an amount not to exceed $250,000. The line of credit note bears 9% interest per annum and is unsecured. Interest is due and payable on a quarterly basis and the principal is payable on demand. At December 31, 2001, the Company had borrowed $192,493 and had accrued interest of $3,900.

NOTE 8 -  SOFTWARE DEVELOPMENT COSTS

          The Company is developing the FutureBet(TM) Gaming System to provide independent Internet gaming operators with a wide range of entertainment software. The FutureBet(TM) systems offers state-of-the-art interactive casino games, real-time sports betting, fantasy sports, pari-mutuel style games of skill, and an assortment of complementary products and features.

          According to SFAS No. 86, "Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed", all costs incurred to establish the technological feasibility of a computer software product to be sold, leased, or otherwise marketed are considered research and development costs and shall be expensed as incurred. The technologically feasibility of a computer software product is established when the Company has completed all the planning, designing, coding, and testing activities that are necessary to establish that the product can be produced to meet its design specifications including functions, features, and technical performance requirements.

          At December 31, 2001, the Company had not completed the testing and other requirements to establish technological feasibility. The Company has expensed software development costs of $922,075 and $-0- for the years ended December 31, 2001 and 2000, respectively.

                  iCHANCE INTERNATIONAL, INC. AND SUBSIDIARIES
                           (Formerly Card-Smart Corp.)
                 Notes to the Consolidated Financial Statements
                           December 31, 2001 and 2000

NOTE 9 -  CHANGE IN ACCOUNTING ESTIMATE

          Effective January 1, 2001, the collectibility of accounts receivable from Internet gaming revenues from clients was deemed to be doubtful and not assured. In accordance with Staff Accounting Bulletin (SAB) No. 101, Revenue Recognition in Financial Statements, and SFAC No. 5 Paragraph 84(g), the Company revised its revenue recognition policy on the basis of cash received. As a result of this change, the Company also reevaluated its accounts receivable and related reserve balances for its clients' Internet gaming revenues and has valued them at $-0-as of December 31, 2001. The effect of these changes was to increase the net loss for 2001 by $390,921, equal to $(0.05) per weighted average common share outstanding for 2001.

NOTE 10 - COMMITMENTS AND CONTINGENCIES

          Software License and Development
          --------------------------------
          In February 2000, the Company entered into a 41-month Internet casino software license agreement. The monthly fee is based on a percentage (10% - 25%) of the net monthly revenue or a minimum of $25,000. The agreement is automatically and indefinitely renewed with additional one-year terms unless written notice of termination is given.

          On January 10, 2001, the Company entered into a one-year Master Software Development Agreement for the purpose of designing and developing an Internet gambling software program, sports book system, compatible e-commerce system, affiliate program and related products. The total agreed-upon cost of the software is $2,000,000. The Company has paid a total of $922,075 on the contract through December 31, 2001.

          Office Space
          ------------
          On January 1, 2001, the Company entered into a 24-month lease for office space in St. Maarten. Two months rental was given as a security deposit. The monthly lease payment is $5,000.

          In March 2001, the Company entered into a 24-month sublease agreement for 2,000 sq. ft. of office space in Vancouver, British Columbia. The monthly lease payments are approximately $1,500 and began in October 2001. A deposit of approximately $3,200 has been paid and will be applied towards payment for the first and last months of the sublease.

          In July 2001, the Company entered into a 12-month full office program agreement in Las Vegas, NV for use of office space and equipment. The monthly fee ranges from $1,370 to $1,700.

                  iCHANCE INTERNATIONAL, INC. AND SUBSIDIARIES
                           (Formerly Card-Smart Corp.)
                 Notes to the Consolidated Financial Statements
                           December 31, 2001 and 2000

NOTE 10 - COMMITMENTS AND CONTINGENCIES (Continued)

          Consulting
          ----------
          On February 3, 2001, the Company entered into a twelve-month consulting agreement for the development and implementation of the advertising and marketing campaigns for the Company's Internet gaming software. The consulting fee is $18,000 per month.

          In December 2001, the Company entered into a consulting agreement for services in the areas of investment banking, finance, acquisitions, public vehicles, technical and securities consulting, and general business analysis. Fees for these services are deemed earned when paid and begin accruing in January 2002 at a rate of $25,000 per month for the initial three months and thereafter at a rate of $10,000 per month. The charges continue to accrue until either the Company funds are available to pay such fees and charges or the Company's common shares receive authorization to trade publicly, whichever occurs first.

          Litigation
          ----------
          On or about May 4, 2001, Starnet Communications Canada, Inc., Starnet Systems International, Inc., and Inphinity Interactive, Inc. (collectively, "Starnet") filed various actions in the Supreme Court of British Columbia against various parties including the Company. Starnet alleges that the Company, in concert with other parties, wrongfully procured and induced various employees to breach their employment contracts with Starnet. Starnet also alleges that the Company is vicariously liable for the breach of contract committed by various former employees of Starnet. And Starnet alleges that the Company, along with other parties, committed a copyright infringement of Starnet's gaming software.

          On May 28, 2001, an appearance was filed, on behalf of the Company, to the various actions alleged by Starnet. On June 11, 2001, a statement of defense was filed on behalf of the Company. Some documents have also been exchanged between counsel, however, there have not been any discoveries and no trial date has been set. The Company intends to vigorously defend the claims. Due to the early stage of litigation, it is not possible to evaluate the likelihood of an unfavorable outcome or estimate the extent of potential loss.

NOTE 11 - STOCK OFFERING COSTS

          During the years ended December 31, 2001 and 2000, the Company issued 28,172 and 46,820 shares of common stock for total proceeds of $630,419 and $968,910, respectively. The Company entered into an agreement to pay stock offering costs of sixty percent (60%) of the funds raised. Accordingly, stock offering costs of $378,251 and $581,260 were recorded for the years ended December 31, 2001 and 2000, respectively.

                          AngelCiti Entertainment, Inc.
                                AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)



                                TABLE OF CONTENTS





   Page No.

Introductory Information                                                  2

Pro Forma Consolidated Balance Sheet at September 30, 2002                3

Pro Forma Consolidated Statements of Operations for the Nine Months
  Ended September 30, 2002 and the Year Ended December 31, 2001           4 - 5

Notes to Pro Forma Consolidated Financial Statements                      6

                 ANGELCITI ENTERTAINMENT, INC. AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

The following pro forma consolidated balance sheet at September 30, 2002 and statements of operations for the nine months ended September 30, 2002 and the year ended December 31, 2001, give effect to the acquisition of approximately
87.9 % of iChance International, Inc.'s (iChance") common stock by AngelCiti Entertainment, Inc. ("the Company") in exchange for one hundred percent of the outstanding common stock of the Company's wholly-owned subsidiary, Worldwide Management, S.A. ("WorldWide") as if the transaction occurred on September 30, 2002 for balance sheet purposes and on January 1, 2001 for purpose of the statements of operations. The pro forma information is based on the historical financial statements of the Company and its consolidated subsidiary WorldWide, and iChance and has been treated as a capital transaction and as a recapitalization of the Company based upon the assumptions and adjustments in the accompanying notes to the pro forma consolidated financial statements.

The pro forma consolidated financial statements have been prepared by the management of the Company based on the financial statements of the Company, iChance and Worldwide. These pro forma financial statements may not be indicative of the results that actually would have occurred if the consolidation had been in effect on the dates indicated, or which may be obtained in the future. The pro forma consolidated financial statements should be read in connection with the audited consolidated financial statements and notes of the Company for the year ended December 31, 2001 and the audited consolidated financial statements and notes of iChance for the year ended December 31, 2001.

                 AngelCiti Entertainment, Inc. and Subsidiaries
                      Pro Forma Consolidated Balance Sheet
                               September 30, 2002
                                   (Unaudited)

                                   Historical

                                                     Angelciti         iChance             Worldwide       Pro Forma     Pro Forma
                                                Entertainment, Inc. International, Inc. Management, S.A.  Adjustments   Consolidated
                                                ------------------------------------------------------------------------------------
 Current Assets

   Cash                                              $    (2,559)    $        96       $     8,122                     $     5,659
   Accounts receivable, net                              128,399              --            28,702       (139,231)(1)       17,870
   Investments                                                28              --                --                              28

 Total Current Assets                                    125,868              96            36,824                          23,557
                                                     -----------     -----------       -----------                     -----------

 Equipment, net                                           21,672

 Other Assets

   Investment in Worldwide Capital Holdings               10,000              --                --        (10,000)(2)           --
   Software License, net                                      --              --            37,533                          37,533
   Other                                                   2,000              --                --                           2,000
   Investment in non-marketable security,net                  --             250                --                             250
   Intangible assets, net                                     --           1,458                --                           1,458

   Total other assets                                     12,000           1,708            37,533                          41,241
                                                     ===========     ===========       ===========                     ===========

                                                     -----------     -----------       -----------                     -----------
 Total Assets                                        $   159,541     $     1,804       $    74,357                     $    86,470
                                                     ===========     ===========       ===========                     ===========



 Current Liabilities

   Accounts Payable                                  $    25,025     $     1,585       $   286,654        139,231 (1)  $   174,033
   Accounts Payable - related party                           --           1,220                --                           1,220
   Accrued Interest Payable - related party                6,076              --                --                           6,076
   Accrued Royalty Payable                                    --              --            28,233                          28,233
   Customer Deposits                                          --              --            50,168                          50,168
   Convertible note payable - related party              146,000              --                --                         146,000
                                                     -----------     -----------       -----------                     -----------


 Total Current Liabilities                               177,101           2,805           365,055                         405,730
                                                     -----------     -----------       -----------                     -----------


 Minority Interest                                            --              --                --             --

 Stockholders' Deficiency

   Common Stock                                          245,663          11,360            10,000         10,000 (2)      245,663
                                                                                                           11,360 (3)

   Additional Paid-in Capital                          2,617,029       1,849,152           313,500      1,850,153 (3)    2,929,528

   Accumulated Deficit                                (2,555,254)     (1,861,513)         (316,698)    (1,861,513)(3)   (2,871,952)

   Deferred Consulting Fees                             (325,000)             --          (297,500)                       (622,500)


 Total Stockholder's Deficiency                          (17,561)         (1,001)         (290,698)                       (319,260)
                                                     -----------     -----------       -----------                     -----------


                                                     -----------     -----------       -----------                     -----------
 Total Liabilities and Stockholders' Deficiency      $   159,540     $     1,804       $    74,357                    $    86,470
                                                     ===========     ===========       ===========                     ===========

                 AngelCiti Entertainment, Inc. and Subsidiaries
                 Pro Forma Consolidated Statement of Operations
                  For the Nine Months Ended September 30, 2002
                                   (Unaudited)

                                   Historical

                                                     Angelciti             iChance             Worldwide    Pro Forma    Pro Forma
                                                  Entertainment, Inc.  International, Inc. Management, S.A. Adjustments Consolidated
                                                  ---------------------------------------------------------------------------------
Revenue, net                                        $         --       $         --       $    117,393              $    117,393

Operating Expenses

  Depreciation and Amortization                            6,328                292             52,497                    59,117
  Bad Debts                                               25,219                 --             75,140                   100,359
  Consulting Fees                                        397,458                 --                 --                   397,458
  Investor Relations                                     375,000                 --                 --                   375,000
  Loss on stock rescission                                70,257                 --                 --                    70,257
  Website Maintenance                                    225,000                 --                 --                   225,000
  General and Administrative                             127,164              2,709            332,210                   462,083

Total Operating Expenses                               1,226,426              3,001            459,847                 1,689,274
                                                    ------------       ------------       ------------              ------------

Loss from Continuing Operations                       (1,226,426)            (3,001)          (342,454)               (1,571,881)

Other (income) expense

Interest Income                                           55,783                 --                 --                    55,783
Income - other                                            11,313                 --              2,518                    13,831
Interest expense                                          (2,193)                --                 --                    (2,193)
Other expense                                                 --                 --             (2,032)                   (2,032)
Loss on impairment of available for sale securities     (102,000)                --                 --                  (102,000)
Loss on sales of available for sale securities           (26,649)                --                 --                   (26,649)

Total other Income                                       (63,746)                --                486                   (63,260)
                                                    ------------       ------------       ------------              ------------


                                                    ------------       ------------       ------------              ------------
Net Loss from Continuing Operations                 $ (1,290,171)      $     (3,001)      $   (341,968)             $ (1,635,140)
                                                    ============       ============       ============              ============


Net Loss from Continuing Operations per Common      $      (0.05)      $      (0.00)      $      (0.01)             $      (0.06)
  Share - Basic and Diluted                         ============       ============       ============              ============


Weighted Average Shares -                             26,884,938         12,349,011         26,884,938                26,884,938
  Basic and Diluted                                 ============       ============       ============              ============

                 AngelCiti Entertainment, Inc. and Subsidiaries
                 Pro Forma Consolidated Statement of Operations
                      For the Year Ended December 31, 2001
                                   (Unaudited)

                                   Historical

                                                    Angelciti           iChance             Worldwide       Pro Forma
                                                 Entertainment, Inc. International, Inc. Capital Holdings  Adjustments  Pro Forma
                                                 --------------------------------------------------------------------------------
Revenue, net                                                0         1,177,662                  0                   1,177,662

Operating Expenses

  Selling, General and Administrative                       0         1,002,803                  0                   1,002,803
  Depreciation and Amortization                             0            21,521                  0                      21,521
  Salaries and Wages                                        0           559,399                  0                     559,399
  Consulting Fees                                           0             6,757                  0                       6,757
  Software development costs                                0           922,075                  0                     922,075
  Travel and Entertainment                                  0           432,757                  0                     432,757

Total Operating Expenses                                    0         2,945,312                  0                   2,945,312
                                                   ----------       -----------         ----------                 -----------

Loss from Operations                                        0        (1,767,650)                 0                  (1,767,650)

Other (income) expense

Interest Income                                             0            12,407                  0                      12,407
Interest expense                                            0            (7,500)                 0                      (7,500)
Other expense                                               0                 0                  0                           0
Loss on impairment of investment                            0           (50,000)                 0                     (50,000)
Loss on sales of available for sale securities              0                 0                  0                           0

Total other Income                                          0           (45,093)                 0                     (45,093)
                                                   ----------       -----------         ----------                 -----------


Net Loss from Continuing Operations                $        0       $(1,812,743)                                   $(1,812,743)
                                                   ==========       ===========                                    ===========



 Net Loss from Continuing Operations per Common    $        0        $    (0.23)                                   $     (0.03)
   Share - Basic and Diluted                       ==========        ==========                                    ===========



 Weighted Average Shares -                         56,766,166         7,762,510                                     56,766,166
   Basic and Diluted                               ==========         =========                                     ==========

                 ANGELCITI ENTERTAINMENT, INC. AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

In November 2002, the Company entered into an Exchange Agreement ("Agreement"). Under the terms of the Agreement, the Company will exchange its 100% ownership interest in its wholly-owned subsidiary, Worldwide, for 21,000,000 shares of iChance common stock, accounting for approximately 87.9% of iChance after the exchange and after iChance effects a four for one reverse stock split of its common stock. iChance stockholders will hold 2,840,000 shares of iChance after the transaction. For accounting purposes, the acquisition has been treated as a capital transaction and as a recapitalization of the Company. Pursuant to the recapitalization, the equity accounts of the Company, iChance and Worldwide are restated accordingly. The operations include the historical operations of the Company and Worldwide, and the operations of iChance from the assumed pro forma transaction date of January 1, 2001. At September 30, 2002 no shares of common stock of the Company were issued in connection with this acquisition.

The following is a discussion of the pro forma adjustments as reflected on the Pro Forma Consolidated Balance Sheet:

     (1) Eliminate intercompany accounts receivable and accounts payable of $139,231 between the Company and Worldwide.

     (2) Eliminate the intercompany investment of $10,000 between the Company and Worldwide.

     (3) The following represents the recapitalization of the Company with iChance.

The following significant assumptions were used for the pro forma consolidated financial statements as a result of the recapitalization:

     1. For the year ended December 31, 2001, all of the Company's operations totaling $382,249 were determined to be part of discontinued operations. On January 14, 2002, the Company formally adopted a resolution to discontinue all Film Festival and historical operations as it began to pursue an on-line gaming casino. For financial reporting purposes, the Company had elected to use an effective date of January 1, 2002 for this transaction. All fiscal year 2001 consolidated financial statements have been presented as discontinued operations. There is no gain or loss on disposal of discontinued operations due to the measurement date and disposal date occurring on January 1, 2002, and the loss on the sale of assets were treated as a related party transaction. Accordingly, the pro forma consolidated statement of operations for the year ended December 31, 2001 does not include discontinued operations of the Company.

     2. All loss per share computations were based on the weighted average shares of the Company which, based on the recapitalization, has not changed from the historical quantity.

     3. For the year ended December 31, 2001, iChance reported a change in accounting estimate of $390,921. This amount is excluded from all computations of net loss from continuing operations and net loss from continuing operations per common share.

                                    Exhibit A

                            SHARE EXCHANGE AGREEMENT

                                  BY AND AMONG

                          ICHANCE INTERNATIONAL, INC.,
                            WORLDWIDE MANAGEMENT, SA
                                       AND
                         ANGELCITI ENTERTAINMENT, INC.,
                THE SOLE SHAREHOLDER OF WORLDWIDE MANAGEMENT, SA

                               FOR THE EXCHANGE OF

                                  CAPITAL STOCK

                                       OF

                           WORLDWIDE MANAGEMENT, INC.


                          DATED AS OF NOVEMBER 7, 2002

                                TABLE OF CONTENTS

SECTION                                                                                                    PAGE
-------                                                                                                    ----
                                                     ARTICLE I
                                         EXCHANGE OF SHARES FOR COMMON STOCK
1.1           Agreement to Exchange Shares for Common Stock..................................................1
1.2           Closing........................................................................................1

                                                     ARTICLE II
              REPRESENTATIONS AND WARRANTIES OF WORLDWIDE MANAGEMENT AND ANGELCITI

2.1           Corporate Organization.........................................................................2
2.2           Capitalization of the Company..................................................................2
2.3           Subsidiaries and Equity Investments............................................................3
2.4           Authorization and Validity of Agreements.......................................................3
2.5           No Conflict or Violation.......................................................................3
2.6           Consents and Approvals.........................................................................3
2.7           Financial Statements...........................................................................3
2.8           Absence of Certain Changes or Events...........................................................4
2.9           Tax Matters....................................................................................4
2.10          Absence of Undisclosed Liabilities.............................................................5
2.11          Interests in Real Property.....................................................................5
2.12          Personal Property..............................................................................5
2.13          Licenses, Permits and Governmental Approvals...................................................5
2.14          Compliance with Law............................................................................6
2.15          Litigation.....................................................................................6
2.16          Contracts......................................................................................7
2.17          Employee Plans.................................................................................7
2.18          Insurance......................................................................................7
2.19          Environmental Matters..........................................................................8
2.20          Labor Matters..................................................................................8
2.21          Disclosure.....................................................................................9
2.22          Survival.......................................................................................9

                                                     ARTICLE III
                                            REPRESENTATIONS OF ANGELCITI

3.1           Title to Shares................................................................................9
3.2           Authorization and Reliability of Agreement.....................................................9
3.3           Investment Representation......................................................................9

                                                     ARTICLE IV
                            REPRESENTATIONS AND WARRANTIES OF ICHANCE INTERNATIONAL, INC

4.1           Corporate Organization........................................................................10
4.2           Capitalization of iChance International.......................................................10
4.3           Subsidiaries and Equity Investments...........................................................10
4.4           Authorization and Validity of Agreements......................................................11
4.5           No Conflict or Violation......................................................................12
4.6           Consents and Approvals........................................................................12
4.7           Financial Statements..........................................................................12
4.8           Absence of Certain Changes or Events..........................................................12
4.9           Tax Matters...................................................................................13
4.10          Absence of Undisclosed Liabilities............................................................14
4.11          Interests in Real Property....................................................................14
4.12          Personal Property.............................................................................14
4.13          Licenses, Permits and Governmental Approvals..................................................14
4.14          Compliance with Law...........................................................................15
4.15          Litigation....................................................................................15
4.16          Contracts.....................................................................................15
4.17          Employee Plans................................................................................16
4.18          Insurance.....................................................................................16
4.19          Environmental Matters.........................................................................16
4.20          Labor Matters.................................................................................17
4.21          Investment Intent.............................................................................17
4.22          iChance International SEC Filings.............................................................17
4.23          Disclosure....................................................................................18
4.24          Survival......................................................................................18

                                                      ARTICLE V
                                                      COVENANTS

5.1           Certain Changes and Conduct of Business.......................................................18
5.2           Access to Properties and Records..............................................................20
5.3           Negotiations..................................................................................20
5.4           Consents and Approvals........................................................................21
5.5           Public Announcement...........................................................................21
5.6           Resignation of iChance's Officers and Directors ..............................................21
5.7           Balance Sheet.................................................................................21
5.8           Worldwide Management Issuance ..............................................................  21

                                                     ARTICLE VI
                                 CONDITIONS TO OBLIGATIONS OF ICHANCE INTERNATIONAL

6.1           Representations and Warranties of Worldwide Manag. and Angelciti..............................22
6.2           Agreements and Covenants......................................................................22
6.3           Consents and Approvals........................................................................22
6.4           No Violation of Orders........................................................................22
6.5           Other Closing Documents....................................................................   22

                                                     ARTICLE VII
                                 CONDITIONS TO OBLIGATIONS OF WORLDWIDE MANAGEMENT
                                         AND THE SOLE SHAREHOLDER, ANGELCITI

7.1           Representations and Warranties of iChance ....................................................23
7.2           Agreements and Covenants......................................................................23
7.3           Consents and Approvals........................................................................23
7.4           No Violation of Orders........................................................................23
7.5           Other Closing Documents.......................................................................23
7.6           Resignation ..................................................................................24
7.7           Corporate Matters.............................................................................24

                                                  ARTICLE VIII
                                             TERMINATION AND ABANDONMENT

8.1           Methods of Termination........................................................................24
8.2           Procedure Upon Termination....................................................................25


                                                     ARTICLE IX
                                               POST-CLOSING AGREEMENTS

9.1           Consistency in Reporting......................................................................25
9.2           Indemnity.....................................................................................25

                                                      ARTICLE X
                                              MISCELLANEOUS PROVISIONS

10.1          Survival Provisions  .........................................................................26
10.2          Publicity ....................................................................................26
10.3          Successors and Assigns; No Third-Party Beneficiaries .........................................26
10.4          Investment Bankers, Financial Advisors, Brokers and Finders ..................................26
10.5          Fees and Expenses ............................................................................26
10.6          Notices ......................................................................................27

10.7          Entire Agreement .............................................................................28
10.8          Severability .................................................................................28
10.9          Titles and Headings ..........................................................................28
10.10         Counterparts .................................................................................28
10.11         Convenience of Forum; Consent to Jurisdiction ................................................28
10.12         Enforcement of the Agreement .................................................................29
10.13         Governing Law ................................................................................29

                            SHARE EXCHANGE AGREEMENT


         THIS SHARE EXCHANGE AGREEMENT, dated as of November 7, 2002, by and among ICHANCE INTERNATIONAL, INC, a Nevada corporation ("iChance") and Worldwide Management, SA, a Costa Rica corporation ("Worldwide Management") and Angelciti Entertainment, Inc., a Nevada corporation and the sole Angelciti of Worldwide Management ("Angelciti"),

         WHEREAS, iChance is a corporation organized under the laws of the State of Nevada and is responsible for filing certain reports with the Securities and Exchange Commission ("SEC") pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

         WHEREAS, Angelciti owns 100% the issued and outstanding shares of common stock (the "Shares") of Worldwide Management; and

         WHEREAS, Angelciti believes it is in the best interest of its Angelciti to exchange the Shares for shares of the common stock, par value $.001 per share, of iChance, upon the terms and subject to the conditions set forth in this Agreement;

         WHEREAS, the parties desire this to be a tax-free exchange under the Internal Revenue Code;

         NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

                       EXCHANGE OF SHARES FOR COMMON STOCK

         SECTION 1.1. AGREEMENT TO EXCHANGE SHARES FOR COMMON STOCK. On the Closing Date (as hereinafter defined) and upon the terms and subject to the conditions set forth in this Agreement, Angelciti shall sell, assign, transfer, convey and deliver the Shares (representing 10,000 shares or 100% of the common stock of Worldwide Management) to iChance, and iChance shall accept the Shares from the Angelciti in exchange for the shares of Common Stock as defined below.

         SECTION 1.2. CLOSING. The closing of such exchange (the "Closing") shall take place at 10:00 a.m. E.S.T. on the second business day after the conditions to closing set forth in Articles VI and VII have been satisfied or waived, or at such other time and date as the parties hereto shall agree in writing (the "Closing Date"), at the principal offices of iChance at 14354 N. Frank Lloyd Wright Blvd., Suite 4, Scottsdale, Arizona. At the Closing, Angelciti shall deliver to iChance the stock certificates representing the Shares, duly endorsed in blank for transfer or accompanied by appropriate stock powers duly executed in blank. In full consideration and exchange for the Shares, IChance shall exchange with Angelciti 21,000,000 shares of the common stock, par value $.001 per share (the "Common Stock"), of iChance, after the effectiveness of a 4 for 1 reverse split by IChance.

                                   ARTICLE II

             REPRESENTATIONS AND WARRANTIES OF WORLDWIDE MANAGEMENT
                                  AND ANGELCITI

         Worldwide Management and Angelciti hereby represent, warrant and agree as follows:

         SECTION 2.1.   CORPORATE ORGANIZATION.

                  (a) Worldwide Management is a corporation duly organized, validly existing and in good standing under the laws of the Country of Costa Rica, and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted and is duly qualified to do business in good standing in each jurisdiction in where the nature of the business conducted by Worldwide Management or the ownership or leasing of its properties makes such qualification and being in good standing necessary, except where the failure to be so qualified and in good standing will not have a material adverse effect on the business, operations, properties, assets, condition or results of operation of Worldwide Management (a "Worldwide Management Material Adverse Effect");

                  (b) Copies of the Articles of Incorporation and By-laws of Worldwide Management, with all amendments thereto to the date hereof, have been furnished to IChance, and such copies are accurate and complete as of the date hereof. The minute books of Worldwide Management are current as required by law, contain the minutes of all meetings of the Board of Directors from date of incorporation to this date, and adequately reflect all material actions taken by the Board of Directors of Worldwide Management.

         SECTION 2.2. CAPITALIZATION OF THE COMPANY. The authorized capital stock of Worldwide Management consists of 10,000 shares of common stock$.01 par value per share, of which 10,000 shares are outstanding. All of the shares of capital stock have been duly authorized and validly issued, and are fully paid and nonassessable and no personal liability attaches to the ownership thereof. The Shares are the sole outstanding shares of capital stock of Worldwide Management, and there are no outstanding options, warrants, agreements, commitments, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire any of the shares of capital stock or any unissued or treasury shares of capital stock of Worldwide Management.

         SECTION 2.3. SUBSIDIARIES AND EQUITY INVESTMENTS. Worldwide Management has no subsidiaries or equity interest in any corporation, partnership or joint venture.

         SECTION 2.4. AUTHORIZATION AND VALIDITY OF AGREEMENTS. Worldwide Management has all corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Worldwide Management and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of Worldwide Management are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

         SECTION 2.5. NO CONFLICT OR VIOLATION. The execution, delivery and performance of this Agreement by Worldwide Management and Angelciti does not and will not violate or conflict with any provision of the Articles of Incorporation or By-laws of Worldwide Management, and does not and will not violate any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority, nor violate nor will result in a breach of or constitute (with due notice or lapse of time or both) a default under or give to any other entity any right of termination, amendment, acceleration or cancellation of any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Worldwide Management or Angelciti is a party or by which any of them is bound or to which any of its or their respective properties or assets is subject, nor will result in the creation or imposition of any lien, charge or encumbrance of any kind whatsoever upon any of the properties or assets of Worldwide Management, nor will result in the cancellation, modification, revocation or suspension of any of the licenses, franchises, permits to which Worldwide Management is bound.

         SECTION 2.6. CONSENTS AND APPROVALS. Schedule 2.6 sets forth a true and complete list of each consent, waiver, authorization or approval of any governmental or regulatory authority, domestic or foreign, or of any other person, firm or corporation, and each declaration to or filing or registration with any such governmental or regulatory authority, that is required in connection with the execution and delivery of this Agreement by Worldwide Management and Angelciti or the performance by Worldwide Management and Angelciti of its or their obligations hereunder.

         SECTION 2.7. FINANCIAL STATEMENTS. Worldwide Management was incorporated in December 2001 and commenced operations in May 2002. Angelciti has heretofore furnished to IChance unaudited consolidated financial statements for the six month period ended June 30, 2002 (the financial statements being hereinafter referred to as the "Financial Statements"). The Financial Statements, including the notes thereto, (i) were prepared in accordance with generally accepted accounting principles, (ii) present fairly, in all material aspects, the financial position, results of operations and changes in financial position of Angelciti and Worldwide Management, as consolidated, as of such date and for the periods then ended, (iii) are complete, correct and in accordance with the books of account and records of Angelciti and Worldwide Management,
(iv) can be reconciled with the financial statements and the financial records maintained and the accounting methods applied by Angelciti and Worldwide Management for federal income tax purposes, (v) and contain all entries recommended by Angelciti and Worldwide Management's Accountants.

         SECTION 2.8. ABSENCE OF CERTAIN CHANGES OR EVENTS. Since June 30, 2002 and except as set forth on Schedule 2.8:

                  (a) Worldwide Management has operated in the ordinary course of business consistent with past practice and there has not been any material adverse change in the assets, properties, business, operations, prospects, net income or conditions financial or otherwise of Worldwide Management. Worldwide Management does not know or has reason to know of any event, condition, circumstance or prospective development which threatens or may threaten to have a material adverse effect on the assets, properties, operations, prospects, net income or financial condition of Worldwide Management;

                  (b) there has not been any substantive change in any method of accounting or accounting practice of Worldwide Management;

                  (c) there has not been any declarations, setting aside or payment of dividends or distributions with respect to shares of Worldwide Management or any redemption, purchase or other acquisition of any other Worldwide Management's securities; and

                  (d) an increase in the compensation payable or to become payable to any director or officer of Worldwide Management.


         SECTION 2.9. TAX MATTERS. All returns, reports, or information return or other document (including any relating or supporting information) required to be filed before the Closing in respect of Worldwide Management has been filed, and Worldwide Management has paid, accrued or otherwise adequately reserved for the payment of all Taxes required to be paid in respect of the periods covered by such returns and has adequately reserved for the payment of all Taxes with respect to periods ended on or before the Closing for which tax returns have not yet been filed. All Taxes of Worldwide Management have been paid or adequately provided for and Worldwide Management knows of no proposed additional tax assessment against Worldwide Management not adequately provided for in the Financial Statements. No deficiency for any Taxes has been asserted or assessed by a taxing authority against Worldwide Management, there is no outstanding audit examination, deficiency or refund litigation with respect to any Taxes of Worldwide Management. In the ordinary course, Worldwide Management makes adequate provision on its books for the payment of Taxes (including for the current fiscal period) owed by Worldwide Management. Worldwide Management has not executed an extension or waiver of any statute of limitations on the assessment or collection of tax that is currently in effect.

         "Taxes" shall, for purposes of this Agreement, mean all taxes however denominated, including any interest, penalties or addition to tax that may become payable in respect thereof, imposed by any governmental body which taxes shall include, without limiting the generality of the foregoing, all income taxes, payroll and employee withholding taxes, unemployment insurance, social security, sales and use taxes, excise taxes, franchise taxes, receipts taxes, occupations taxes, real and personal property taxes, stamp taxes, transfer taxes, workman's compensation taxes and any other obligation of the same or a similar nature.

         SECTION 2.10. ABSENCE OF UNDISCLOSED LIABILITIES. Except as set forth on Schedule 2.10 Worldwide Management has no indebtedness or liability, absolute or contingent, known or unknown, which is not shown or provided for on the balance sheet of Worldwide Management as of that date included in the Financial Statements other than liabilities incurred or accrued in the ordinary course of business since September 30, 2002. Except as shown in such balance sheets or in the notes to the Financial Statements, Worldwide Management is not directly or indirectly liable upon or with respect to (by discount, repurchase agreements or otherwise), or obligated in any other way to provide funds in respect of, or to guarantee or assume, any debt, obligation or dividend of any person.

         SECTION 2.11. INTERESTS IN REAL PROPERTY. Worldwide Management does not own any item of real property.

         SECTION 2.12. PERSONAL PROPERTY. Worldwide Management owns all personal property ("Personal Property") purported to be owned by it as of the date hereof, in each case free and clear of all Liens, except for those Liens described in Schedule 2.12. All of the Personal Property owned or leased by, and commonly used or necessary for or in the operations of Worldwide Management: (i) is in such operating condition repair as may be necessary to carry on the business of Worldwide Management as it is now being conducted, subject only to ordinary wear and tear; and (ii) is sufficient, in the aggregate, for all purposes of the business of Worldwide Management.

         SECTION 2.13. LICENSES, PERMITS AND GOVERNMENTAL APPROVALS. Schedule
2.13 sets forth a true and complete list of all licenses, permits, franchises, authorizations and approvals issued or granted to Worldwide Management by any federal, state or local government, or any department, agency, board, commission, bureau or instrumentality of any of the foregoing (the "Licenses and Permits"), and all pending applications therefor. Each License and Permit is valid and in full force and effect, and, to Worldwide Management's best knowledge, is not subject to any pending or threatened administrative or judicial proceeding to revoke, cancel, suspend or declare such License and Permit invalid in any respect. The Licenses and Permits are sufficient and adequate in all material respects to permit the continued lawful conduct of Worldwide Management's business in the manner now conducted and as has been proposed by Worldwide Management to be conducted. Except as set forth in
Schedule 2.13, no such License and Permit will in any way be affected by, or terminate or lapse by reason of the transactions contemplated by this Agreement.

         SECTION 2.14. COMPLIANCE WITH LAW. The operations of Worldwide Management have been conducted in accordance with all applicable laws, regulations, orders and other requirements of all courts and other governmental or regulatory authorities having jurisdiction over Worldwide Management and its assets, properties and operations, including, without limitation, all such laws, regulations, orders and requirements promulgated by or relating to consumer protection, equal opportunity, health, environmental protection, architectural barriers to the handicapped, fire, zoning and building and occupation safety except where such non-compliance would not have a Worldwide Management Material Adverse Effect. Worldwide Management has not received notice of any violation of any such law, regulation, order or other legal requirement, and is not in default with respect to any order, writ, judgment, award, injunction or decree of any national, state or local court or governmental or regulatory authority or arbitrator, domestic or foreign, applicable to Worldwide Management or any of its assets, properties or operations.

         SECTION 2.15. LITIGATION. Except as set forth on Schedule 2.15, there are no claims, actions, suits, proceedings, labor disputes or investigations pending or, to the best of the Worldwide Management's knowledge, threatened before any federal, state or local court or governmental or regulatory authority, domestic or foreign, or before any arbitrator of any nature, brought by or against Worldwide Management or any of its officers, directors, employees, agents or affiliates involving, affecting or relating to any assets, properties or operations of Worldwide Management or the transactions contemplated by this Agreement, nor is any basis known to it for any such action, suit, proceeding or investigation. Schedule 2.15 sets forth a list and a summary description of all such pending actions, suits, proceedings, disputes or investigations. Neither Worldwide Management nor any of its assets or properties is subject to any order, writ, judgment, award, injunction or decree of any country, judicial, state or local court or governmental or regulatory authority or arbitrator, that would have a Worldwide Management Material Adverse Effect on its assets, properties, operations, prospects, net income or financial condition or which would or might interfere with the transactions contemplated by this Agreement.

         SECTION 2.16. CONTRACTS. Schedule 2.16 sets forth a true and complete list of all material contracts, agreements and other instruments to which Worldwide Management is a party or otherwise relating to or affecting any of its assets, properties or operations, including, without limitation, all written or oral, express or implied, material, (a) contracts, agreements and commitments not made in the ordinary course of business; (b) purchase and supply contracts;
(c) contracts, loan agreements, repurchase agreements, mortgages, security agreements, trust indentures, promissory notes and other documents or arrangements relating to the borrowing of money or for lines of credit; (d) leases and subleases of real or personal property; (e) agreements and other arrangements for the sale of any assets other than in the ordinary course of business or for the grant of any options or preferential rights to purchase any assets, property or rights; (f) contracts or commitments limiting or restraining Worldwide Management from engaging or competing in any lines of business or with any person, firm, or corporation; (h) partnership and joint venture agreements; and (i) all amendments, modifications, extensions or renewals of any of the foregoing (the foregoing contracts, agreements and documents are hereinafter referred to collectively as the "Commitments" and individually as a "Commitment"). Each Commitment is valid, binding and enforceable against the parties thereto in accordance with its terms, and in full force and effect on the date hereof. Worldwide Management has performed all obligations required to be performed by it to date under, and is not in default in respect of, any Commitment, and to Worldwide Management's best knowledge no event has occurred which, with due notice or lapse of time or both, would constitute such a default. To the best of Worldwide Management's knowledge, no other party to any Commitment is in default in respect thereof, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default.

         SECTION 2.17. EMPLOYEE PLANS. Schedule 2.17 lists every pension, savings, retirement, severance health, insurance or other employee benefit plan (collectively referred to herein as the "Plans") which Worldwide Management maintains, or has any obligation to contribute to and Worldwide Management is in compliance with such plans.

         SECTION 2.18. INSURANCE. Schedule 2.18 lists the insurance and the aggregate coverage amount and type and generally applicable deductibles of all policies of title, liability, fire, casualty, business interruption, workers' compensation, disability and other forms of insurance insuring the properties, assets and operations of the business of Worldwide Management. Except as set forth in Schedule 2.18, all such policies and bonds are in full force and effect, underwritten by financially sound and reputable insurers (to Worldwide Management's best knowledge) and sufficient for all applicable requirements of law and will not in any way be effected by or terminated or lapsed by reason of the consummation of the transactions contemplated by this Agreement. Worldwide Management is not in material default under any provisions of any such policy of insurance and has not received notice of cancellation of any such insurance. Except as set forth in Schedule 2.18, there is no claim by Worldwide Management pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds.

         SECTION 2.19. ENVIRONMENTAL MATTERS. Worldwide Management has obtained and maintained in effect all licenses, permits and other authorizations required under all applicable laws, regulations and other requirements of governmental or regulatory authorities relating to pollution or to the protection of the environment ("Environmental Laws") and is in compliance with all Environmental Laws and with all such licenses, permits and authorizations except where the failure to comply would not have a Worldwide Management Material Adverse Effect. Worldwide Management has not performed or suffered any act which could give rise to, or has otherwise incurred liability to any person (governmental or not) under any Environmental Laws, nor has Worldwide Management received notice of any such liability or any claim therefor.

         SECTION 2.20.   LABOR MATTERS.

                  (a) Except as set forth in Schedule 2.20: (i) Worldwide Management is not a party to any outstanding employment agreements or contracts with officers or employees that are not terminable at will, or that provide for the payment of any bonus or commission; (ii) Worldwide Management is not a party to any agreement, policy or practice that requires it to pay termination or severance pay to salaried, non-exempt or hourly employees (other than as required by law); (iii) Worldwide Management is not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Worldwide Management nor does Worldwide Management know of any activities or proceedings of any labor union to organize any such employees. Worldwide Management has not breached or otherwise failed to comply with any provisions of any employment or labor agreement, and there are no grievances outstanding thereunder.

                  (b) Except as set forth in Schedule 2.20: (i) Worldwide Management is in compliance in all material respects with all applicable laws relating to employment and employment practices, wages, hours, and terms and conditions of employment; (ii) there is no unfair labor practice charge or complaint pending; (iii) there is no labor strike, material slowdown or material work stoppage or lockout actually pending or, to Worldwide Management's best knowledge, threatened against or affecting Worldwide Management, and Worldwide Management has not experienced any strike, material slow down or material work stoppage, lockout or other collective labor action by or written respect to employees of Worldwide Management since June 30, 2002; (iv) there is no question concerning representation exists relating to the employees of Worldwide Management; (v) there are no charges with respect to or relating to Worldwide Management pending before the Equal Employment Opportunity Commission or any state, local or foreign agency responsible for the prevention of unlawful employment practices; (vi) Worldwide Management has received no formal notice from any federal, state, local or foreign agency responsible for the enforcement of labor or employment laws of an intention to conduct an investigation of Worldwide Management and no such investigation is in progress.

         SECTION 2.21. DISCLOSURE. This Agreement, the schedules hereto and any certificate attached hereto or delivered in accordance with the terms hereby by or on behalf of Worldwide Management in connection with the transactions contemplated by this Agreement, when taken together, do not contain any untrue statement of a material fact or omit any material fact necessary in order to make the statements contained herein and/or therein not misleading.

         SECTION 2.22. SURVIVAL. Each of the representations and warranties set forth in this Article II shall be deemed represented and made by Worldwide Management at the Closing as if made at such time and shall survive the Closing for a period terminating on the fourth anniversary.

                                   ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF ANGELCITI

         The Angelciti hereby represents, warrants and agrees as follows:

         SECTION 3.1. TITLE TO SHARES. Angelciti will have at the Closing, valid and marketable title to all of the Shares, free and clear of any liens, claims, charges, security interests or other legal or equitable encumbrances, limitations or restrictions.

         SECTION 3.2. AUTHORIZATION AND RELIABILITY OF AGREEMENT. Angelciti has the power to enter into this Agreement and to carry out the obligations hereunder. This Agreement has been duly executed by Angelciti, or its authorized representative, and constitutes the valid and binding obligation of Angelciti and is enforceable against Angelciti in accordance with its terms.

         SECTION 3.3. INVESTMENT REPRESENTATION. Angelciti is acquiring the shares of Common Stock of iChance for its own account and has no present arrangement or agreement for the sale, pledge or hypothecation of the shares of Common Stock of iChance to any person or firm and Angelciti has acknowledged that it is acquiring the shares of Common Stock of iChance in good faith for the purposes of investment, that the shares of Common Stock of iChance have not been registered under the Securities Act of 1993, as amended, and that it has agreed to the placement of a restrictive legend thereon.

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF ICHANCE

         iChance represents, warrants and agrees as follows:

         SECTION 4.1.    CORPORATE ORGANIZATION.

                  (a) iChance is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted and is duly qualified to do business in good standing in each jurisdiction in where the nature of the business conducted by iChance or the ownership or leasing of its properties makes such qualification and being in good standing necessary, except where the failure to be so qualified and in good standing will not have a material adverse effect on the business, operations, properties, assets, condition or results of operation of iChance (a "IChance Material Adverse Effect").

                  (b) Copies of the Articles of Incorporation and By-laws of iChance, with all amendments thereto to the date hereof, have been furnished to Angelciti and Worldwide Management, and such copies are accurate and complete as of the date hereof. The minute books of iChance are current as required by law, contain the minutes of all meetings of the Board of Directors, committees of the Board of Directors from the date of incorporation to this date, and adequately reflect all material actions taken by the Board of Directors and committees of the Board of Directors of iChance.

         SECTION 4.2. CAPITALIZATION OF THE COMPANY; TITLE TO THE SHARES. The authorized capital stock of iChance consists of (a) 25,000,000 shares of common stock, par value $.001 per share, of which 11,860,000 shares are outstanding (the "iChance Shares"). All of the outstanding shares of capital stock have been duly authorized and validly issued, and are fully paid and nonassessable and no personal liability attaches to the ownership thereof. Except as set forth on
Schedule 4.2, the iChance Shares are the sole outstanding shares of capital stock of iChance, and there are no outstanding options, warrants, agreements, commitments, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire any of the shares of capital stock or any unissued or treasury shares of capital stock of iChance.

         SECTION 4.3.      SUBSIDIARIES AND EQUITY INVESTMENTS.

                  (a) Schedule 4.3 sets forth (i) the name of each corporation which iChance will own at the date of Closing, directly or indirectly, shares of capital stock having in the aggregate 10% or more of the total combined voting power of the issued and outstanding shares of capital stock entitled to vote generally in the election of directors of such corporation (hereinafter referred to collectively as "Subsidiaries" and individually as a "Subsidiary") (ii) the name of each corporation, partnership, joint venture or other entity (other than the Subsidiaries) in which iChance has, or pursuant to any agreement has the right to acquire at any time by any means, directly or indirectly, an equity interest or investment; (iii) in the case of each of such corporations described in clauses (i) and (ii) above, (A) the jurisdiction of incorporation, (B) the capitalization thereof and the percentage of each class of capital voting stock owned by iChance, (C) a description of any contractual limitations on the holder's ability to vote or alienate such securities, (D) a description of any outstanding options or other rights to acquire securities of such corporation, and (E) a description of any other contractual provision to which iChance is subject which would materially limit or impair any of iChance's ownership of such entity or interest or its ability to effectively exercise the full rights of ownership of such entity or interest; and (iv) in the case of each of such unincorporated entities, information substantially equivalent to that provided pursuant to clause (iii) above with regard to corporate entities.

                  (b) Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted. Each Subsidiary is duly qualified to do business as a foreign corporation in every jurisdiction in which the character of the properties owned or leased by it or the nature of the business conducted by it makes such qualification necessary and is duly qualified to do business in good standing in each jurisdiction in where the nature of the business conducted by iChance or the ownership or leasing of its properties makes such qualification and being in good standing necessary, except where the failure to be so qualified and in good standing will not have a material adverse effect on the business, operations, properties, assets, condition or results of operation of iChance. All the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable. iChance owns of record and beneficially such amounts of securities of the Subsidiaries as are identified in
Schedule 4.3 hereto and, aside from the items identified in Schedule 4.3, iChance owns such securities free and clear of any liens, claims, charges, security interests or other legal or equitable encumbrances, limitations or restrictions. There are no outstanding options, warrants, agreements, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire any issued or unissued shares of capital stock of any Subsidiary.

         SECTION 4.4. AUTHORIZATION AND VALIDITY OF AGREEMENTS. iChance has all corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by iChance and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of IChance are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

         SECTION 4.5. NO CONFLICT OR VIOLATION. Except as otherwise set forth on
Schedule 4.5, the execution, delivery and performance of this Agreement by iChance does not and will not violate or conflict with any provision of the Articles of Incorporation or By-laws of iChance, and does not and will not violate any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority, nor violate nor will result in a breach of or constitute (with due notice or lapse of time or both) a default under or give to any other entity any right of termination, amendment, acceleration or cancellation of any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which iChance is a party or by which it is bound or to which any of its respective properties or assets is subject, nor will result in the creation or imposition of any lien, charge or encumbrance of any kind whatsoever upon any of the properties or assets of iChance, nor will result in the cancellation, modification, revocation or suspension of any of the licenses, franchises, permits to which iChance is bound.

         SECTION 4.6. CONSENTS AND APPROVALS. Schedule 4.6 sets forth a true and complete list of each consent, waiver, authorization or approval of any governmental or regulatory authority, domestic or foreign, or of any other person, firm or corporation, and each declaration to or filing or registration with any such governmental or regulatory authority, that is required in connection with the execution and delivery of this Agreement by IChance or the performance by IChance of its obligations hereunder.

         SECTION 4.7. FINANCIAL STATEMENTS. iChance has heretofore furnished to Worldwide Management and Angelciti (a) audited financial statements as of and for the years ended on December 31, 2002 and 2001, accompanied by the reports thereon of iChance's Accountants, and the unaudited financial statements for the period ended June 30, 2002 (the "Financial Statements"). The Financial Statements, including the notes thereto, (i) were prepared in accordance with generally accepted accounting principles, (ii) present fairly, in all material respects, the financial position, results of operations and changes in financial position of iChance as of such dates and for the periods then ended, (iii) are complete, correct and in accordance with the books of account and records of IChance, (iv) can be reconciled with the financial statements and the financial records maintained and the accounting methods applied by iChance for federal income tax purposes, and (v) contain all entries recommended by iChance's Accountants.

         SECTION 4.8. ABSENCE OF CERTAIN CHANGES OR EVENTS. Since June 30, 2002, and except (i) as contemplated by this Agreement (ii) set forth in the reports filed by iChance (the "iChance Public Reports") with the SEC or (iii) as set forth on Schedule 4.8:

                  (a) iChance has operated in the ordinary course of business consistent with past practice and there has not been any material adverse change in the assets, properties, business, operations, prospects, net income or conditions financial or otherwise of iChance. IChance does not know or has reason to know of any event, condition, circumstance or prospective development which threatens or may threaten to have a material adverse effect on the assets, properties, operations, prospects, net income or financial condition of iChance;

                  (b) there has not been any substantive change in any method of accounting or accounting practice of iChance;

                  (c) there have not been any declarations, setting aside or payment of dividends or distributions with respect to shares of iChance or any redemption, purchase or other acquisition of any other iChance's securities; and

                  (d) an increase in the compensation payable or to become payable to any director or officer of iChance other than pursuant to employment agreements or consistent with prior past practices.

         SECTION 4.9. TAX MATTERS. All returns, reports, or information return or other document (including any relating or supporting information) required to be filed before the Closing in respect of iChance has been filed, and iChance has paid, accrued or otherwise adequately reserved for the payment of all Taxes required to be paid in respect of the periods covered by such returns and has adequately reserved for the payment of all Taxes with respect to periods ended on or before the Closing for which tax returns have not yet been filed. All Taxes of iChance have been paid or adequately provided for and iChance knows of no proposed additional tax assessment against iChance not adequately provided for in the Financial Statements. No deficiency for any Taxes has been asserted or assessed by a taxing authority against iChance, there is no outstanding audit examination, deficiency or refund litigation with respect to any Taxes of iChance. In the ordinary course, iChance makes adequate provision on its books for the payment of Taxes (including for the current fiscal period) owed by iChance. iChance has not executed an extension or waiver of any statute of limitations on the assessment or collection of tax that is currently in effect.

         Taxes shall for purposes of this Agreement mean all taxes however denominated, including any interest, penalties or addition to tax that may become payable in respect thereof, imposed by any governmental body which taxes shall include, without limiting the generality of the foregoing, all income taxes, payroll and employee withholding taxes, unemployment insurance, social security, sales and use taxes, excise taxes, franchise taxes, receipts taxes, occupations taxes, real and personal property taxes, stamp taxes, transfer taxes, workman's compensation taxes and any other obligation of the same or a similar nature.

         Schedule 4.9 sets forth an accurate and complete list of all tax loss carry-forwards.

         SECTION 4.10. ABSENCE OF UNDISCLOSED LIABILITIES. Except as set forth on Schedule 4.10 or 4.i6, IChance has no indebtedness or liability, absolute or contingent, known or unknown, which is not shown or provided for on the balance sheet of iChance as of June 30, 2002, other than liabilities incurred or accrued in the ordinary course of business since June 30, 2002. Except as shown in such balance sheets or in the notes to the Financial Statements or as disclosed in a iChance Public Report, iChance is not directly or indirectly liable upon or with respect to (by discount, repurchase agreements or otherwise), or obligated in any other way to provide funds in respect of, or to guarantee or assume, any debt, obligation or dividend of any person, except endorsements in the ordinary course of business in connection with the deposit of items for collection.

         SECTION 4.11. INTERESTS IN REAL PROPERTY. Other than the office lease relating to the property located at 14354 N. Frank Lloyd Wright Blvd., Suite 4, Scottsdale, Arizona 85260 to be terminated as of the Closing, iChance does not own or lease any real property.

         SECTION 4.12. PERSONAL PROPERTY. iChance owns all personal property (including properties that may be deemed to be a mix of personal property and Real Property, ("Personal Property")) purported to be owned by it as of the date hereof, in each case free and clear of all Liens, except for those Liens described in Schedule 4.12. All of the Personal Property owned or leased by, and commonly used or necessary for or in the operations of, any of, iChance: (i) is, in the aggregate, in such operating condition repair as may be necessary to carry on the business of iChance as it is now being conducted, subject only to ordinary wear and tear; and (ii) is sufficient, in the aggregate, for all purposes of the business of iChance.

         SECTION 4.13. LICENSES, PERMITS AND GOVERNMENTAL APPROVALS. Schedule
4.13 sets forth a true and complete list of all licenses, permits, franchises, authorizations and approvals issued or granted to IChance by any federal, state or local government, or any department, agency, board, commission, bureau or instrumentality of any of the foregoing (the "Licenses and Permits"), and all pending applications therefor. Each License and Permit is valid and in full force and effect, and, to IChance's best knowledge, is not subject to any pending or threatened administrative or judicial proceeding to revoke, cancel, suspend or declare such License and Permit invalid in any respect. The Licenses and Permits are sufficient and adequate in all material respects to permit the continued lawful conduct of IChance's business in the manner now conducted and as has been proposed by IChance to be conducted. Except as set forth in Schedule 4.13, no such License and Permit will in any way be affected by, or terminate or lapse by reason of the transactions contemplated by this Agreement.

         SECTION 4.14. COMPLIANCE WITH LAW. The operations of IChance have been conducted in accordance with all applicable laws, regulations, orders and other requirements of all courts and other governmental or regulatory authorities having jurisdiction over IChance and its assets, properties and operations, including, without limitation, all such laws, regulations, orders and requirements promulgated by or relating to consumer protection, equal opportunity, health, environmental protection, architectural barriers to the handicapped, fire, zoning and building and occupation safety except where such non-compliance would not have a IChance Material Adverse Effect. IChance has not received notice of any violation of any such law, regulation, order or other legal requirement, and is not in default with respect to any order, writ, judgment, award, injunction or decree of any national, state or local court or governmental or regulatory authority or arbitrator, domestic or foreign, applicable to IChance or any of its assets, properties or operations.

         SECTION 4.15. LITIGATION. Except as disclosed in a IChance Public Report, there are no claims, actions, suits, proceedings, labor disputes or investigations pending or, to the best of the IChance's knowledge, threatened before any federal, state or local court or governmental or regulatory authority, domestic or foreign, or before any arbitrator of any nature, brought by or against IChance or any of its officers, directors, employees, agents or affiliates involving, affecting or relating to any assets, properties or operations of IChance or the transactions contemplated by this Agreement, nor is any basis known to IChance for any such action, suit, proceeding or investigation. Schedule 4.15 sets forth a list and a summary description of all such pending actions, suits, proceedings, disputes or investigations. Neither IChance nor any of its assets or properties is subject to any order, writ, judgment, award, injunction or decree of any federal, state or local court or governmental or regulatory authority or arbitrator, that would have a IChance Material Adverse Effect on its assets, properties, operations, prospects, net income or financial condition or which would or might interfere with the transactions contemplated by this Agreement.

         SECTION 4.16. CONTRACTS. Schedule 4.16 sets forth a true and complete list of all material contracts, agreements and other instruments to which IChance is a party or otherwise relating to or affecting any of its assets, properties or operations, including, without limitation, all written or oral, express or implied, material, (a) contracts, agreements and commitments not made in the ordinary course of business; (b) purchase and supply contracts; (c) contracts, loan agreements, repurchase agreements, mortgages, security agreements, trust indentures, promissory notes and other documents or arrangements relating to the borrowing of money or for lines of credit; (d) leases and subleases of real or personal property; (e) agreements and other arrangements for the sale of any assets other than in the ordinary course of business or for the grant of any options or preferential rights to purchase any assets, property or rights; (f) contracts or commitments limiting or restraining IChance from engaging or competing in any lines of business or with any person, firm, or corporation; (h) partnership and joint venture agreements; and (i) all amendments, modifications, extensions or renewals of any of the foregoing (the foregoing contracts, agreements and documents are hereinafter referred to collectively as the "Commitments" and individually as a "Commitment"). Except as disclosed in a IChance Public Report, each Commitment is valid, binding and enforceable against the parties thereto in accordance with its terms, and in full force and effect on the date hereof except as disclosed in a IChance Public Report. IChance has performed all obligations required to be performed by it to date under, and is not in default in respect of, any Commitment, and to IChance's best knowledge no event has occurred which, with due notice or lapse of time or both, would constitute such a default except as disclosed in a IChance Public Report. To the best of IChance's knowledge, no other party to any Commitment is in default in respect thereof, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default.

         SECTION 4.17. EMPLOYEE PLANS. IChance has complied in all material respects with the requirements of Section 4980B of the Code and Sections 601 to 608 of ERISA relating to continuation coverage for group health plans. Schedule
4.17 lists every pension, savings, retirement, severance health, insurance or other employee benefit plan (collectively referred to herein as the "Plans") which IChance maintains, or has any obligation to contribute to.

         SECTION 4.18. INSURANCE. Schedule 4.18 lists the insurance and the aggregate coverage amount and type and generally applicable deductibles of all policies of title, liability, fire, casualty, business interruption, workers' compensation, disability and other forms of insurance insuring the properties, assets and operations of the business of IChance. Except as set forth in
Schedule 4.18, all such policies and bonds are in full force and effect, underwritten by financially sound and reputable insurers (to IChance's best knowledge) and sufficient for all applicable requirements of law and will not in any way be effected by or terminated or lapsed by reason of the consummation of the transactions contemplated by this Agreement. IChance is not in material default under any provisions of any such policy of insurance and has not received notice of cancellation of any such insurance. Except as set forth in
Schedule 4.18, there is no claim by IChance pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds.

         SECTION 4.19. ENVIRONMENTAL MATTERS. IChance has obtained and maintained in effect all licenses, permits and other authorizations required under all applicable laws, regulations and other requirements of governmental or regulatory authorities relating to pollution or to the protection of the environment ("Environmental Laws") and is in compliance with all Environmental Laws and with all such licenses, permits and authorizations except where the failure to comply would not have a IChance Material Adverse Effect. IChance has not performed or suffered any act which could give rise to, or has otherwise incurred liability to any person (governmental or not) under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. S 9601 et seq. or any other Environmental Laws, nor has Company received notice of any such liability or any claim therefor or submitted notice pursuant to Section 103 of such Act to any governmental agency with respect to any of its respective assets.

         SECTION 4.20.   LABOR MATTERS.

                  (a) Except as set forth in Schedule 4.20: (i) IChance is not a party to any outstanding employment agreements or contracts with officers or employees that are not terminable at will, or that provide for the payment of any bonus or commission; (ii) IChance is not a party to any agreement, policy or practice that requires it to pay termination or severance pay to salaried, non-exempt or hourly employees (other than as required by law); (iii) IChance is not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by IChance nor does IChance know of any activities or proceedings of any labor union to organize any such employees. IChance has not breached or otherwise failed to comply with any provisions of any employment or labor agreement, and there are no grievances outstanding thereunder.

                  (b) Except as set forth in Schedule 4.20: (i) IChance is in compliance in all material respects with all applicable laws relating to employment and employment practices, wages, hours, and terms and conditions of employment; (ii) there is no unfair labor practice charge or complaint pending before the National Labor Relations Board ("NLRB"); (iii) there is no labor strike, material slowdown or material work stoppage or lockout actually pending or, to IChance's best knowledge, threatened against or affecting IChance, and IChance has not experienced any strike, material slow down or material work stoppage, lockout or other collective labor action by or written respect to employees of IChance since June 30, 2002; (iv) there is no representation claim or petition pending before the NLRB and no question concerning representation exists relating to the employees of IChance; (v) there are no charges with respect to or relating to IChance pending before the Equal Employment Opportunity Commission or any state, local or foreign agency responsible for the prevention of unlawful employment practices; (vi) IChance has received no formal notice from any federal, state, local or foreign agency responsible for the enforcement of labor or employment laws of an intention to conduct an investigation of IChance and no such investigation is in progress.

         SECTION 4.21. INVESTMENT INTENT. The Shares will be acquired hereunder solely for the account of IChance, for investment, and not with a view to the resale or distribution thereof.

         SECTION 4.22. SEC FILINGS. IChance has heretofore delivered to the Angelciti copies of IChance's Annual Report on Form 10-KSB for the year ended December 31, 2001 and the Form 10-QSB for the period ended June 30, 2002. As of the respective dates, such reports compiled in all material respects with all applicable requirements of the Exchange Act, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. IChance has filed, timely, all periodic and other reports, schedules, forms, exhibits, statements and other documents required to be filed by it with the SEC under the Exchange Act. iChance is in compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12(g) or 15(d) of the 1934 Act. The Company has registered its Common Stock pursuant to Section 12 of the 1934 Act and the Common Stock is listed and trades on the Over-The-Counter Bulletin Board. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been publicly disclosed by iChance that (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or on earnings, business affairs, properties or assets of the Company, or (ii) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

         SECTION 4.23. DISCLOSURE. This Agreement, the schedules hereto and any certificate attached hereto or delivered in accordance with the terms hereby by or on behalf of IChance in connection with the transactions contemplated by this Agreement, when taken together, do not contain any untrue statement of a material fact or omit any material fact necessary in order to make the statements contained herein and/or therein not misleading.

         SECTION 4.24. SURVIVAL. Each of the representations and warranties set forth in this Article IV shall be deemed represented and made by IChance at the Closing as if made at such time and shall survive the Closing for a period terminating on the fourth anniversary.

                                    ARTICLE V

                                    COVENANTS

         SECTION 5.1.   CERTAIN CHANGES AND CONDUCT OF BUSINESS.

                  (a) From and after the date of this Agreement and until the Closing Date, IChance shall conduct, its business solely in the ordinary course consistent with past practices and, in a manner consistent with all representations or warranties of IChance, and without the prior written consent of Angelciti and Worldwide Management, IChance will not, except as required or permitted pursuant to the terms hereof:

                           (i) make any material change in the conduct of its
businesses and operations enter into any transaction other than in the ordinary course of business consistent with past practices;

                           (ii) make any change in its Articles of Incorporation
or By-laws; issue any additional shares of capital stock or equity securities or grant any option, warrant or right to acquire any capital stock or equity securities or issue any security convertible into or exchangeable for its capital stock or alter in any material term of any of its outstanding securities or make any change in its outstanding shares of capital stock or its capitalization, whether by reason of a reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, stock dividend or otherwise;

                           (iii) (A) incur, assume or guarantee any indebtedness
for borrowed money, issue any notes, bonds, debentures or other corporate securities or grant any option, warrant or right to purchase any thereof, except pursuant to transactions in the ordinary course of business consistent with past practices, or (B) issue any securities convertible or exchangeable for debt securities of IChance;

                           (iv) make any sale, assignment, transfer, abandonment
or other conveyance of any of its assets or any part thereof;

                           (v) subject any of its assets, or any part thereof,
to any Lien or suffer such to be imposed other than such Liens as may arise in the ordinary course of business consistent with past practices by operation of law which will not have a material adverse effect on IChance;

                           (vi) acquire any assets, raw materials or properties,
or enter into any other transaction, other than in the ordinary course of business consistent with past practices;

                           (vii) enter into any new (or amend any existing)
employee benefit plan, program or arrangement or any new (or amend any existing) employment, severance or consulting agreement, grant any general increase in the compensation of officers or employees (including any such increase pursuant to any bonus, pension, profit-sharing or other plan or commitment) or grant any increase in the compensation payable or to become payable to any employee, except in accordance with pre-existing contractual provisions or consistent with past practices;

                           (viii) make or commit to make any material capital
expenditure;

                           (ix) pay, loan or advance any amount to, or sell,
transfer or lease any properties or assets to, or enter into any agreement or arrangement with, any of its affiliates;

                           (x) guarantee any indebtedness for borrowed money or
any other obligation of any other person;

                           (xi) fail to keep in full force and effect insurance
comparable in amount and scope to coverage maintained by it (or on behalf of it) on the date hereof;

                           (xii) take any other action that would cause any of
the representations and warranties made by it in this Agreement not to remain true and correct in all material;

                           (xiii) make any loan, advance or capital contribution
to or investment in any person;

                           (xiv) make any change in any method of accounting or
accounting principle, method, estimate or practice;
                           (xv) settle, release or forgive any claim or
litigation or waive any right;

                           (xvi) commit itself to do any of the foregoing.

                           (xvii) continue to maintain, in all material
respects, its properties in accordance with present practices in a condition suitable for its current use;

                           (xviii) file, when due or required, federal, state,
foreign and other tax returns and other reports required to be filed and pay when due all taxes, assessments, fees and other charges lawfully levied or assessed against it, unless the validity thereof is contested in good faith and by appropriate proceedings diligently conducted;

                           (xix) continue to conduct its business in the
ordinary course consistent with past practices;

                           (xx) keep its books of account, records and files in
the ordinary course and in accordance with existing practices; and

                           (xxi) continue to maintain existing business
relationships with suppliers.

         SECTION 5.2. ACCESS TO PROPERTIES AND RECORDS. Worldwide Management shall afford IChance, and IChance shall afford to Worldwide Management's accountants, counsel and representatives full access during normal business hours throughout the period prior to the Closing Date (or the earlier termination of this Agreement) to all of such parties properties, books, contracts, commitments and records and, during such period, shall furnish promptly to the requesting party all other information concerning the other party's business, properties and personnel as the requesting party may reasonably request, provided that no investigation or receipt of information pursuant to this Section 5.2 shall affect any representation or warranty of or the conditions to the obligations of any party.

         SECTION 5.3. NEGOTIATIONS. From and after the date hereof until the earlier of the Closing or the termination of this Agreement, no party to this Agreement nor its officers or directors (subject to such director's fiduciary duties) nor anyone acting on behalf of party or persons shall, directly or indirectly, encourage, solicit, engage in discussions or negotiations with, or provide any information to, any person, firm, or other entity or group concerning any merger, sale of substantial assets, purchase or sale of shares of common stock or similar transaction involving any party thereof except as permitted by Section 5.1(a)(iv). A party shall promptly communicate to any other party any inquiries or communications concerning any such transaction which they may receive or of which they may become aware of.

         SECTION 5.4. CONSENTS AND APPROVALS. The parties, (i) shall use their reasonable commercial efforts to obtain all necessary consents, waivers, authorizations and approvals of all governmental and regulatory authorities, domestic and foreign, and of all other persons, firms or corporations required in connection with the execution, delivery and performance by them of this Agreement, and (ii) shall diligently assist and cooperate with each party in preparing and filing all documents required to be submitted by a party to any governmental or regulatory authority, domestic or foreign, in connection with such transactions and in obtaining any governmental consents, waivers, authorizations or approvals which may be required to be obtained connection with such transactions .

         SECTION 5.5. PUBLIC ANNOUNCEMENT. Unless otherwise required by applicable law, the parties hereto shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and shall not issue any such press release or make any such public statement prior to such consultation.

         SECTION 5.6. RESIGNATIONS OF ICHANCE'S OFFICERS AND DIRECTORS. On the date of this Agreement, IChance shall receive the resignations of all officers and directors of IChance and IChance shall have caused such persons as directed by Angelciti to be appointed to IChance as officers and directors of IChance.

         SECTION 5.7. BALANCE SHEET. IChance and Worldwide Management shall deliver to each other prior to Closing, a balance sheet dated as of September 30, 2002.

         SECTION 5.8. WORLDWIDE MANAGEMENT ISSUANCE. From and after the date of this Agreement until the Closing Date, Worldwide Management shall not issue any additional shares of its capital stock.

                                   ARTICLE VI

                      CONDITIONS TO OBLIGATIONS OF ICHANCE

         The obligations of IChance to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by IChance in its sole discretion:

         SECTION 6.1. REPRESENTATIONS AND WARRANTIES OF WORLDWIDE MANAGEMENT. All representations and warranties made by Worldwide Management in this Agreement shall be true and correct on and as of the Closing Date as if again made by Worldwide Management on and as of such date.

         SECTION 6.2. AGREEMENTS AND COVENANTS. Each of Worldwide Management and Angelciti shall have performed and complied in all material respects to all agreements and covenants required by this Agreement to be performed or complied with by any of them on or prior to the Closing Date.

         SECTION 6.3. CONSENTS AND APPROVALS. All consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, and of any other person, firm or corporation, required in connection with the execution, delivery and performance of this Agreement shall be in full force and effect on the Closing Date.

         SECTION 6.4. NO VIOLATION OF ORDERS. No preliminary or permanent injunction or other order issued by any court or governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, which declares this Agreement invalid in any respect or prevents the consummation of the transactions contemplated hereby, or which materially and adversely affects the assets, properties, operations, prospects, net income or financial condition of Worldwide Management shall be in effect; and no action or proceeding before any court or governmental or regulatory authority, domestic or foreign, shall have been.instituted or threatened by any government or governmental or regulatory authority, domestic or foreign, or by any other person, or entity which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement.

         SECTION 6.5. OTHER CLOSING DOCUMENTS. IChance shall have received such other certificates, instruments and documents in confirmation of the representations and warranties of Worldwide Management or in furtherance of the transactions contemplated by this Agreement as IChance or its counsel may reasonably request.

                                   ARTICLE VII

         CONDITIONS TO OBLIGATIONS OF WORLDWIDE MANAGEMENT AND ANGELCITI

         The obligations of Worldwide Management and Angelciti to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by Worldwide Management and Angelciti in their sole discretion, as the case may be.

         SECTION 7.1. REPRESENTATIONS AND WARRANTIES OF ICHANCE. All representations and warranties made by IChance in this Agreement shall be true and correct on and as of the Closing Date as if again made by IChance on and as of such date.

         SECTION 7.2. AGREEMENTS AND COVENANTS. IChance shall have performed and complied in all material respects to all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

         SECTION 7.3. CONSENTS AND APPROVALS. All consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, and of any other person, firm or corporation, required in connection with the execution, delivery and performance of this Agreement, shall have been duly obtained and shall be in full force and effect on the Closing Date, including but not limited to the approval of the Board of Directors of Angelciti and Worldwide Management, and the majority shareholders of Angelciti. In connection with obtaining a majority shareholder approval and under the rules and regulations of the Exchange Act, Angelciti will file a Schedule 14C with the SEC and the shareholder approval will be effective 21 days following the day the definitive Schedule 14C is filed with the SEC.

         SECTION 7.4. NO VIOLATION OF ORDERS. No preliminary or permanent injunction or other order issued by any court or other governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, domestic or foreign, that declares this Agreement invalid or unenforceable in any respect or which prevents the consummation of the transactions contemplated hereby, or which materially and adversely affects the assets, properties, operations, prospects, net income or financial condition of IChance and its subsidiaries, taken as a whole, shall be in effect; and no action or proceeding before any court or government or regulatory authority, domestic or foreign, shall have been instituted or threatened by any government or governmental or regulatory authority, domestic or foreign, or by any other person, or entity which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement.

         SECTION 7.5. OTHER CLOSING DOCUMENTS. Worldwide Management shall have received such other certificates, instruments and documents in confirmation of the representations and warranties of IChance or in furtherance of the transactions contemplated by this Agreement as Worldwide Management or its counsel may reasonably request.

         SECTION 7.6. RESIGNATION. The resignation of all the officers and directors of IChance have been received and Angelciti nominees have been appointed as officers and directors.

         SECTION 7.7. CORPORATE MATTERS. IChance shall have caused to occur the transactions and matters set forth in Sections 5.7, 5.8 and 5.9 all in form and substance reasonably satisfactory to Angelciti and Worldwide Management.

                                  ARTICLE VIII

                           TERMINATION AND ABANDONMENT

         SECTION 8.1. METHODS OF TERMINATION. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the
Closing:

                  (a) By the mutual written consent of Angelciti, Worldwide Management and IChance;

                  (b) By IChance, upon a material breach of any representation, warranty, covenant or agreement on the part of Worldwide Management and Angelciti set forth in this Agreement, or if any representation or warranty of Worldwide Management or Angelciti shall become untrue, in either case such that any of the conditions set forth in Article VI hereof would not be satisfied (a "Worldwide Management Breach"), and such breach shall, if capable of cure, have not been cured within ten (10) days after receipt by the party in breach of a notice from the non-breaching party setting forth in detail the nature of such breach;

                  (c) By Angelciti and Worldwide Management, upon a material breach of any representation, warranty, covenant or agreement on the part of IChance set forth in this Agreement, or, if any representation or warranty of IChance shall become untrue, in either case such that any of the conditions set forth in Article VII hereof would not be satisfied (a "IChance Breach"), and such breach shall, if capable of cure, not have been cured within ten (10) days after receipt by the party in breach of a notice from the non-breaching party setting forth in detail the nature of such breach;

                  (d) By either Angelciti and Worldwide Management or IChance, if the Closing shall not have consummated before ninety (90) days after the date hereof; provided, however, that this Agreement may be extended by written notice of either Angelciti or IChance, if the Closing shall not have been consummated as a result of IChance, Angelciti or Worldwide Management having failed to receive all required regulatory approvals or consents with respect to this transaction or as the result of the entering of an order as described in this Agreement; and further provided, however, that the right to terminate this Agreement under this Section 8.1(d) shall not be available to any party whose failure to fulfill any obligations under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before this date.

                  (e) By either Angelciti and Worldwide Management or IChance if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action (which order, decree or ruling the parties hereto shall use its best efforts to lift), which permanently restrains, enjoins or otherwise prohibits the transactions contemplated by this Agreement.

         SECTION 8.2. PROCEDURE UPON TERMINATION. In the event of termination and abandonment of this Agreement by Worldwide Management, Angelciti or IChance pursuant to Section 8.1, written notice thereof shall forthwith be given to the other parties and this Agreement shall terminate and the transactions contemplated hereby shall be abandoned, without further action. If this Agreement is terminated as provided herein, no party to this Agreement shall have any liability or further obligation to any other party to this Agreement except as provided in Sections 10.1, 10.4 and 10.5 hereof; provided, however, that no termination of this Agreement pursuant to this Article VIII shall relieve any party of liability for a breach of any provision of this Agreement occurring before such termination.

                                   ARTICLE IX

                             POST-CLOSING AGREEMENTS

         SECTION 9.1. CONSISTENCY IN REPORTING. Each party hereto agrees that:
(i) the transaction is intended to qualify as a tax-free transaction under the Code; (ii) the transaction shall be reported for Federal income tax purposes as a tax-free transaction; (iii) for purposes of all financial statements, tax returns and reports, and communications with third parties, the transactions contemplated in this agreement and ancillary or collateral transactions will be treated as a tax-free transaction; and (iv) if the characterization of any transaction contemplated in this agreement or any ancillary or collateral transaction is challenged, each party hereto will testify, affirm and ratify that the characterization contemplated in such agreement was with the characterization intended by the party; provided, however, that nothing herein shall be construed as giving rise to any obligation if the reporting position is determined to be incorrect by final decision of a court of competent jurisdiction.

         SECTION 9.2. INDEMNITY. IChance shall honor the terms and conditions of the indemnification agreements listed on Schedule 4.16 as in effect on the date of Closing.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

         SECTION 10.1. SURVIVAL OF PROVISIONS. The respective representations, warranties, covenants and agreements of each of the parties to this Agreement (except covenants and agreements which are expressly required to be performed and are performed in full on or before the Closing Date) shall survive the Closing Date and the-consummation of the transactions contemplated by this Agreement, subject to Sections 2.22, 4.24 and 9.2. In the event of a breach of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach available to it under the provisions of this Agreement or otherwise, whether at law or in equity, regardless of any disclosure to, or investigation made by or on behalf of such party on or before the Closing Date.

         SECTION 10.2. PUBLICITY. Neither party shall cause the publication of any press release or other announcement with respect to this Agreement or the transactions contemplated hereby without the consent of the other party, unless a press release or announcement is required by law. If any such announcement or other disclosure is required by law, the disclosing party agrees to give the nondisclosing party prior notice and an opportunity to comment on the proposed disclosure.

         SECTION 10.3. SUCCESSORS AND ASSIGNS; NO THIRD-PARTY BENEFICIARIES. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns; provided, however, that no party shall assign or delegate any of the obligations created under this Agreement without the prior written consent of the other party.

         SECTION 10.4. INVESTMENT BANKERS, FINANCIAL ADVISORS, BROKERS AND FINDERS.

                  (a) Angelciti and Worldwide Management represent and warrant to IChance that, except for Paul Raddeker, they have not employed the services of a broker or finder in connection with this Agreement or any of the transactions contemplated hereby. AngelCiti will be responsible for compensating Mr. Raddeker in connection with this transaction.

                  (b) IChance represents and warrants to Angelciti and Worldwide Management that it has not employed the services of an investment banker, financial advisor, broker or finder in connection with this Agreement or any of the transactions contemplated hereby.

         SECTION 10.5. FEES AND EXPENSES. Except as otherwise expressly provided in this Agreement, all legal and other fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses.

         SECTION 10.6. NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been given or made if in writing and delivered personally or sent by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses:

                   (a)      If to IChance, to:

                           14354 N. Frank Lloyd Wright Blvd.
                           Suite 4
                           Scottsdale, Arizona 85260
                           Attention: Georgios Polyhronopoulos

                           with a copy to:

                           Law Offices of Patrick M. Passenheim
                           Koll Center
                           501 West Broadway
                           Suite 500
                           San Diego, CA 92101
                           Attn:    Patrick M. Passenheim, Esq.

                  (b)      If to Worldwide Management, to:

                           Oficentro La Sabana
                           Edificio #1, Piso #3
                           San Jose, Costa Rica
                           Attention:  Gary Contreras

                  (c)      If to Angelciti, to:

                           9000 Sheridan Street
                           Suite 9
                           Pembroke Pines, FL 33024
                           Attention: Larry Hartman
                           with a copy to:

                           Katz, Barron, Squitero & Faust, P.A.
                           100 N.E. Third Avenue
                           Suite 280
                           Fort Lauderdale, Florida 33301
                           Attention: Roxanne K. Beilly, Esq.


or to such other persons or at such other addresses as shall be furnished by either party by like notice to the other, and such notice or communication shall be deemed to have been given or made as of the date so delivered or mailed. No change in any of such addresses shall be effective insofar as notices under this
Section 10.6 are concerned unless such changed address is located in the United States of America and notice of such change shall have been given to such other party hereto as provided in this Section 11.6.

         SECTION 10.7. ENTIRE AGREEMENT. This Agreement, together with the exhibits hereto, represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement other than those expressly set forth herein or in the exhibits, certificates and other documents delivered in accordance herewith. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement. No prior drafts of this Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any action or suit involving this Agreement.

         SECTION 10.8. SEVERABILITY. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

         SECTION 10.9. TITLES AND HEADINGS. The Article and Section headings contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision hereof.

         SECTION 10.10. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

         SECTION 10.11. CONVENIENCE OF FORUM; CONSENT TO JURISDICTION. The parties to this Agreement, acting for themselves and for their respective successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect as the sole judicial forum for the adjudication of any matters arising under or in connection with this Agreement, and consent and subject themselves to the jurisdiction of, the courts of the State of Florida located in Broward County, and/or the United States District Court for the Southern District of Florida, in respect of any matter arising under this Agreement. Service of process, notices and demands of such courts may be made upon any party to this Agreement by personal service at any place where it may be found or giving notice to such party as provided in Section 10.6.

         SECTION 10.12. ENFORCEMENT OF THE AGREEMENT. The parties hereto agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereto, this being in addition to any other remedy to which they are entitled at law or in equity.

         SECTION 10.13. GOVERNING LAW. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of Nevada without giving effect to the choice-of-law provisions thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                     ICHANCE INTERNATIONAL, INC.


                                     s/  Georgios Polyhronopoulos
                                    ------------------------------
                                         Georgios Polyhronopoulos

                                    WORLDWIDE MANAGEMENT, SA

                                    s/  Gary Contreras
                                    ------------------
                                        Gary Contreras

                                    ANGELCITI ENTERTAINMENT, INC.

                                    s/  Lawrence Hartman
                                    --------------------
                                        Lawrence Hartman

                                    SCHEDULES


Schedule 2.6 - None
Schedule 2.10 -
Accounts Payable - TNT                                              $1,967.10
Accounts Payable - Montana Overseas                                $15,000.00
Accounts Payable - Lt Baroda                                      $148,957.79
Accounts Payable - Angelciti                                      $120,728.76
Schedule 2.12 - None
Schedule 2.13- None
Schedule 2.15 - None
Schedule 2.16 -
1.       Software Licensing Agreement with Montana Overseas
2.       Various Payment Processing Agreements
Schedule 2.17 - None
Schedule 2.18 - None
Schedule 2.20 - None

Schedule 4.3 - None
Schedule 4.6 - None
Schedule 4.8 - None
Schedule 4.10 - None
Schedule 4.12 - None
Schedule 4.13 - None
Schedule 4.16 - Agreement with Futurebet.com for the use of Gaming Software
Schedule 4.17 - None
Schedule 4.18 - None
Schedule 4.20 - None

                                    Exhibit B
                           RIGHTS OF DISSENTING OWNERS

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections. (Added to NRS by 1995, 2086)

 NRS 92A.305 "Beneficial stockholder" defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
(Added to NRS by 1995, 2087)

NRS 92A.310 "Corporate action" defined. "Corporate action" means the action of a domestic corporation. (Added to NRS by 1995, 2087)

NRS 92A.315 "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.
(Added to NRS by 1995, 2087; A 1999, 1631)

NRS 92A.320 "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable. (Added to NRS by 1995, 2087)

NRS 92A.325 "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.
(Added to NRS by 1995, 2087)

NRS 92A.330 "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation. (Added to NRS by 1995, 2087)

NRS 92A.335 "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
(Added to NRS by 1995, 2087)

 NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.
(Added to NRS by 1995, 2087)

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
(Added to NRS by 1995, 2088)

NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
(Added to NRS by 1995, 2088)

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

         1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

         2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

(Added to NRS by 1995, 2088)

 NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

         1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

                  (a) Consummation of a plan of merger to which the domestic corporation is a party:

                      (1) If approval by the stockholders is required for the
                          merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or

                      (2) If the domestic corporation is a subsidiary and is
                          merged with its parent under NRS 92A.180.

                  (b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

                  (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

         2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

(Added to NRS by 1995, 2087).

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

         1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:


                  (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

                  (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

                      (1) Cash, owner's interests or owner's interests and cash
                          in lieu of fractional owner's interests of: (I) The surviving or acquiring entity; or (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

                      (2) A combination of cash and owner's interests of the
                          kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).


         2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

(Added to NRS by 1995, 2088)

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder

         1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

         2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

                  (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

                  (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

(Added to NRS by 1995, 2089).

NRS 92A.410 Notification of stockholders regarding right of dissent.

         1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

         2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

(Added to NRS by 1995, 2089; A 1997, 730)


NRS 92A.420 Prerequisites to demand for payment for shares.

         1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

                  (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

                  (b) Must not vote his shares in favor of the proposed action.

         2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

(Added to NRS by 1995, 2089; 1999, 1631).

NRS 92A.430 Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.

         1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

         2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

                  (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

                  (b) Inform the holders of shares not represented by
                      certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

                  (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

                  (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

                  (e) Be accompanied by a copy of NRS 92A.300 to 92A.500,
                      inclusive.

(Added to NRS by 1995, 2089.)

NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.

         1.       A stockholder to whom a dissenter's notice is sent must:

                  (a) Demand payment;

                  (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification;

                  (c) Deposit his certificates, if any, in accordance with the terms of the notice.

         2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action

         3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

(Added to NRS by 1995, 2090; A 1997, 730)

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

         1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

         2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

(Added to NRS by 1995, 2090).

NRS 92A.460 Payment for shares: General requirements.

         1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

                  (a) Of the county where the corporation's registered office is located; or

                  (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

         2.       The payment must be accompanied by:

                  (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

                  (b) A statement of the subject corporation's estimate of the fair value of the shares;



                  (c) An explanation of how the interest was calculated;

                  (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

                  (e) A copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2090)

NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter's notice.

         1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

         2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

(Added to NRS by 1995, 2091)

NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

         1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

         2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

(Added to NRS by 1995, 2091)

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

         1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

         2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

         3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

         4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

         5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

                  (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

                  (b) For the fair value, plus accrued interest, of his
                      after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470

(Added to NRS by 1995, 2091)

NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.

         1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

         2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

                  (a) Against the subject corporation and in favor of all
                      dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

                  (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

         3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

         4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

         5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

(Added to NRS by 1995, 2092)

                                    EXHIBIT C
                           Form of Demand for Payment

Notice of the Angelciti Entertainment, Inc. (the "Company") Share Exchange Agreement with IChance International, Inc. was mailed to the shareholders of the Company on or about November __, 2002.

The undersigned shareholder of Angelciti Entertainment, Inc. does hereby certify that he was a beneficial shareholder of the Company's common stock prior to November ___, 2002 and makes a demand for payment under Nevada Revised Statute 92A.440.

DEADLINE FOR MAKING THE DEMAND:

The Demand for Payment must be received by the Company by __________ (not be less than 30 nor more than 60 days after the date the notice is delivered).

MAILING ADDRESS FOR DEMAND:

                          AngelCiti Entertainment, Inc.
                         Attn: Larry Hartman, President,
                          9000 Sheridan Street, Suite 9
                            Pembroke Pines, FL 33024

DOCUMENTS NEEDED TO MAKE DEMAND:

The shareholder making a demand must deliver this form of Demand for Payment executed by the shareholder and original copies of stock certificates to the mailing address listed above. Shareholders who have lost their stock certificates may contact Larry Hartman 1-800-230-2249 for further instructions.

Number of shares of common stock owned by the shareholder:______________________ Number of shares for which demand of payment is made:___________________________ Stock certificate numbers enclosed with this form of Demand for Payment:___________

                                            Name of Beneficial Holder of Stock


                                            ---------------------------------
                                            (Please Print)


                                            ----------------------------------
                                            (Signature)


                                            ----------------------------------
                                            Address and phone number

                                       C-1